                                                                   EXHIBIT 10.11





                              SERVICING AGREEMENT

                                  By and Among

                  MEGO MORTGAGE FHA TITLE I LOAN TRUST 1996-1,
                                   the Trust,

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                                  as Trustee,

                         NORWEST BANK MINNESOTA, N.A.,
                               as Master Servicer

                                      and

                           MEGO MORTGAGE CORPORATION,
                                  as Servicer


                                    _______



                               FHA TITLE I LOANS


                                    _______


                           Dated as of March 21, 1996

                               TABLE OF CONTENTS

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                                                                                                                            ----
                                                           ARTICLE I

                                                          DEFINITIONS


         Section 1.01.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 1 -
         Section 1.02.    Forms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 10 -
         Section 1.03.    Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 10 -

                                                           ARTICLE II

                                           REPRESENTATIONS, WARRANTIES AND COVENANTS


         Section 2.01.    Representations, Warranties and
                          Covenants of the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 10 -
         Section 2.02.    Representations, Warranties and
                          Covenants of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 11 -
         Section 2.03.    Representations, Warranties and
                          Covenants of the Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 14 -
         Section 2.04.    Notice to Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 16 -

                                                          ARTICLE III

                                                  PURCHASE OF DEFECTIVE LOANS


         Section 3.01.    Purchase Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 16 -
         Section 3.02.    Obligation of Parties Upon Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 16 -

                                                           ARTICLE IV

                                                    ASSIGNMENT OF AGREEMENT


         Section 4.01.    Assignment of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 17 -
         Section 4.02.    Assignment of Servicing Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 17 -

                                                           ARTICLE V

                                                 FURTHER COOPERATION; CONFLICTS


         Section 5.01.    Review of Servicing Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 18 -
         Section 5.02.    Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 18 -
         Section 5.03.    Inspections; Other Assistance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 18 -

                                                           ARTICLE VI

                                                SERVICING DUTIES OF THE SERVICER





                                      (i)

                                                                                                                            Page
                                                                                                                            ----
         Section 6.01.    General Scope of Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 19 -
         Section 6.02.    Specific Duties; Collateral Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 21 -
         Section 6.03.    Servicing Record; Collections;
                          Remittances to Collection Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 22 -
         Section 6.04.    Annual Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 26 -
         Section 6.05.    Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 27 -
         Section 6.06.    Advances; Compensating Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 28 -
         Section 6.07.    Reimbursement of Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 30 -
         Section 6.08.    Modifications, Waivers, Amendments and
                          Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 30 -
         Section 6.09.    Due-On-Sale; Due-On-Encumbrance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 31 -
         Section 6.10.    Claim for FHA Insurance and Foreclosure . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 32 -
         Section 6.11.    Sale of Foreclosed Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 35 -
         Section 6.12.    Management of Real Estate Owned . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 36 -
         Section 6.13.    Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 38 -
         Section 6.14.    Maintenance of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 38 -
         Section 6.15.    Release of Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 39 -
         Section 6.16.    Certain Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 40 -
         Section 6.17.    Segregation of Loans; Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 41 -
         Section 6.18.    Late Report Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 41 -

                                                          ARTICLE VII

                                                  TERMINATION AND LIABILITIES


         Section 7.01.    Voluntary Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 42 -
         Section 7.02.    Involuntary Termination of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 43 -
         Section 7.03.    Servicer's Duties Upon Termination;
                          Payment to Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 45 -
         Section 7.04.    Agreement to Pay Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 46 -

                                                          ARTICLE VIII

                                                       INSURANCE COVERAGE


         Section 8.01.    Fidelity Bond Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 47 -
         Section 8.02.    Errors and Omissions Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 47 -
         Section 8.03.    Liability Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 47 -

                                                           ARTICLE IX

                                                        NOTICE OF CLAIMS


         Section 9.01.    Notice of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 48 -
         Section 9.02.    Use of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 48 -

                                                           ARTICLE X

                                                           [RESERVED]





                                      (ii)

                                                                                                                            Page
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                                                           ARTICLE XI

                                                    MISCELLANEOUS PROVISIONS

         Section 11.01.   Amendments, Changes and Modifications . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.02.   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.03.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.04.   Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.05.   Term of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.06.   Limitation of Liability of Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 49 -
         Section 11.07.   Limitation of Liability of Directors, Officers, Employees and Agents of a Party . . . . . . .   - 50 -
         Section 11.08.   Survival of Obligations and Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 50 -
         Section 11.09.   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 50 -
         Section 11.10.   Forms and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 50 -
         Section 11.11.   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 50 -
         Section 11.12.   Recitals and Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 51 -
         Section 11.13.   Relationship of the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 51 -
         Section 11.14.   Third Party Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 52 -
         EXHIBIT A


                          DESIGNATED SERVICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 54 -
         EXHIBIT B

                          FORM OF SERVICER REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 55 -
         EXHIBIT C


                          LOAN SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 61 -





                                     (iii)

         THIS SERVICING AGREEMENT (the "Agreement"), is made and entered into as of March 21, 1996 by and among MEGO MORTGAGE FHA TITLE I LOAN TRUST 1996-1 (the "Trust"), FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION (the "Trustee"), NORWEST BANK MINNESOTA, N.A. (the "Master Servicer") and MEGO MORTGAGE CORPORATION (the "Servicer").


                              W I T N E S S E T H:

         WHEREAS, the Servicer is engaged as an independent contractor in the business of servicing FHA Title I Home Improvement Loans; and

         WHEREAS, the Pooling and Servicing Agreement contemplates the execution of this Agreement and that the Loans will be serviced pursuant to the provisions hereof; and

         WHEREAS, the Trust, the Trustee, the Master Servicer and the Servicer desire to execute this Agreement to define the rights, duties and obligations of the Servicer with respect to the servicing of the Loans;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the Trust, the Trustee, the Master Servicer and the Servicer each agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01.    DEFINITIONS.  All words and phrases defined in this
Article I (except as expressly provided otherwise herein or unless the context otherwise requires) shall have the respective meanings specified in this
Article I for all purposes of this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         "ADVANCE" means the amounts paid and advanced by the Servicer pursuant to Section 6.06(a) and (b) hereof.

         "AGGREGATE PRINCIPAL BALANCE" means, as of any date of determination, the sum of the principal balances for all Loans serviced by the Servicer hereunder.

         "AGREEMENT" means this Servicing Agreement entered into by and among the Trust, the Trustee, the Master Servicer and the Servicer, and all exhibits, amendments, and supplements hereto.

         "ANNUAL DEFAULT PERCENTAGE (THREE MONTH AVERAGE)" means, as of any date of determination, the average of the percentage equivalents of the fractions for each of the three immediately preceding Due Periods, the numerator of which is 12 times the aggregate of the principal balances of all Loans that became Credit Support Multiple Defaulted Loans during such Due Period immediately prior to such Loans becoming Credit Support Multiple Defaulted Loans and the denominator of which is the Aggregate Principal Balance as of the end of such Due Period.

         "BUSINESS DAY" means any day of the week other than Saturday, Sunday, or a day which banking institutions in the City of New York or the city in which either the Master Servicer's or the Servicer's servicing operations are located are authorized or obligated by Law or executive order, or government decree to close.

         "CERTIFICATE INSURER" means MBIA Insurance Corporation, a monoline insurance company, or any successor thereto, as issuer of the Policy.

         "CLOSING DATE" means March 29, 1996.

         "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time, and any successor statutes thereto.

         "COLLECTION ACCOUNT" means the account established and maintained pursuant to Section 6.03(e).

         "CONTRACT OF INSURANCE" means the FHA contract of insurance covering the Loans, which Contract of Insurance is held under the name of First Trust of New York, National Association, or any successor thereto as contract of insurance holder under the Pooling and Servicing Agreement.

         "CREDIT DOCUMENTS" means all documents with respect to a Loan that are necessary to submit a claim to FHA in respect of such Loan.

         "CREDIT SUPPORT MULTIPLE DEFAULTED LOAN" means a loan with respect to which (a) claim has been submitted to the FHA in respect of such Loan pursuant to the Contract of Insurance, (b) foreclosure proceedings have been commenced on the related Property, (c) any portion of a Monthly Payment is 150 days or more past due; or (d) the Servicer has determined in accordance with customary servicing practices, that the Loan is uncollectable.

         "CUMULATIVE DEFAULT PERCENTAGE" means, as of any date of determination, the aggregate of the principal balances of all

Credit Support Multiple Defaulted Loans (immediately prior to such Loans becoming Credit Support Multiple Defaulted Loans) since the Closing Date through the end of the prior Due Period, plus all accrued and unpaid interest on such Credit Support Multiple Defaulted Loans to such date, divided by the aggregate of the Initial Principal Balances of all of the Loans serviced pursuant hereto.

         "DEBTOR RELIEF LAWS" means any applicable state or federal liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debt or relief laws from time to time in effect affecting the enforcement of creditors' rights generally and general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         "DEFAULTED LOAN" means a Loan with respect to which: (a) a claim has been paid or rejected pursuant to the Contract of Insurance, (b) the Property has been repossessed and sold, or (c) any portion of a monthly payment is more than 150 days past due (without giving effect to any grace period).

         "DEFECTIVE LOAN" has the meaning ascribed thereto in Section 3.01 of this Agreement.

         "DESIGNATED SERVICER" means each Person, if any, listed on Exhibit A hereto designated by the Servicer to perform the Servicer's duties, liabilities and obligations hereunder with respect to certain Loans, each of which Designated Servicer (other than Preferred Equities Corporation) shall be an Eligible Servicer and is subject to approval of the Master Servicer and the Certificate Insurer. Each Designated Servicer listed on Exhibit A on the Closing Date shall be deemed to have been approved by the Master Servicer and the Certificate Insurer.

         "DISTRIBUTION DATE" means the twenty-fifth (25th) day of the month, or if such 25th day is not a Business Day, the immediately following Business Day. The first Distribution Date will occur in April 1996.

         "DUE DATE" means, with respect to each Loan, the date on which payments of principal, if any, and interest are due pursuant to the terms of the related Note.

         "DUE PERIOD" means the period between and including the first day of each month and the last day of the month.

         "ELIGIBLE ACCOUNT" means (i) a segregated trust account that is maintained with the corporate trust department of a depository institution acceptable to the Master Servicer and the Certificate

Insurer, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States or America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and acceptable to the Master Servicer and the Certificate Insurer.

         "ELIGIBLE SERVICER" means a Person that (i) is servicing a portfolio of FHA Title I mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the Loans and has all licenses required to service FHA Title I mortgage loans, (iii) has demonstrated the ability to service professionally and competently a portfolio of FHA-insured mortgage loans similar to the Loans with reasonable skill and care, (iv) has a net worth calculated in accordance with generally accepted accounting principles of at least $500,000; and (v) is acceptable to the Certificate Insurer (it being agreed that each of Norwest Bank Minnesota, N.A., Mego Mortgage Corporation and Preferred Equities Corporation shall be considered acceptable to the Certificate Insurer).

         "FHA" means the Federal Housing Administration of the Department of Housing and Urban Development of the United States of America, or any successor thereto.

         "FHA INSURANCE" means insurance issued by FHA pursuant to Title I of the National Housing Act of 1934, as amended.

         "FHA LOAN" means each Loan.

         "FILE" means a Mortgage File.

         "FORECLOSED PROPERTY" means any Property acquired by the Trust as a result of:

         (i) the completion of foreclosure or comparable proceedings with respect to the related Loan;

         (ii) the Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of a foreclosure or other proceeding with respect to the related Loan; or

         (iii) the acquisition by the Trustee of title thereto by operation of law.

         "FORECLOSURE ADVANCE" has the meaning ascribed thereto in Section 6.06(b) of this Agreement.

         "HUD" means the United States Department of Housing and Urban

Development and any successor thereto.

         "INDEPENDENT CONTRACTOR" means any Person that would be an "independent contractor" with respect to the Trust within the meaning of
Section 856(d)(3) of the Code or such other Person approved by the Master Servicer.

         "INSURANCE PROCEEDS" means, with respect to any Property, all amounts collected in respect of related title or other insurance policy, other than the Contract of Insurance, and not required to be applied to the restoration of the related Property or paid to the related Obligor.

         "INTEREST ADVANCE" has the meaning ascribed thereto in Section 6.06(a) of this Agreement.

         "INTERESTED PERSON" means the Master Servicer, the Servicer, the Trust, Financial Asset Securities Corp., or any holder of a certificate representing a residual interest in the Trust, or any of their respective affiliates.

         "INVOICED LOAN" means a Loan with respect to which the related Obligor is required to pay the FHA Insurance premium.

         "LAW" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States or any agency thereof, or any state or political subdivision thereof, or any court of competent jurisdiction thereof.

         "LIQUIDATION PROCEEDS" means amounts (other than Insurance Proceeds and amounts received from the FHA) received in connection with the liquidation of Defaulted Loans, whether through trustee's sale, foreclosure sale, or otherwise.

         "LOAN" means a Mortgage Loan.

         "LOAN RATE" means, with respect to any Loan, the fixed annual rate of interest set forth in the related Note (not including any amounts payable as premiums for FHA Insurance with respect to Invoiced Loans).

         "LOAN SCHEDULE" means, as of any date, the schedule of Loans serviced under this Agreement and attached to this Agreement as Exhibit C, which shall include any Subsequent Loan Schedule. Each Loan Schedule shall specify with respect to each Loan the information set forth in Exhibit C hereto.

         "MASTER SERVICER" means Norwest Bank Minnesota, N.A., a national banking association, in its capacity as Master Servicer under this Agreement, its successors in interest or any Person appointed as successor master servicer hereunder.

         "MORTGAGE" means, with respect to any Mortgage Loan, the original mortgage, deed of trust or other security instrument executed by a borrower which creates a lien (and in a title theory state the document conveying title to the Mortgaged Property as security for the related Loan) on the related Mortgaged Property.

         "MORTGAGE FILE" means the documents related to a Mortgage Loan maintained in the possession of the Trustee.

         "MORTGAGE LOAN" means a Mortgage Loan acquired by the Trust pursuant to the Pooling and Servicing Agreement and serviced by the Servicer pursuant to this Agreement and listed on the Loan Schedule attached hereto, other than those removed from this Agreement as a result of (i) all interest and principal due on such Mortgage Loan being paid in full, (ii) such Mortgage Loan or any related Foreclosed Property being sold by the Trust, or (iii) the FHA has paid a claim with respect to such Mortgage Loan under the Contract of Insurance.

         "MORTGAGED PROPERTY" means, with respect to any Mortgage Loan, any fee interest in the residential property subject to the lien of the related Mortgage.

         "MORTGAGOR" means, with respect to any Mortgage Loan, the Obligor(s) on the related Note.

         "NET LOAN RATE" means, with respect to each Loan, the related Loan Rate less the applicable Servicing Fee.

         "NOTE" means, with respect to any Loan, the note (or notes), or other instrument evidencing the indebtedness under such Loan.

         "NOTICE ADDRESS" means, unless each party is notified otherwise:

                 (a)      As to the Trust and the Trustee:

                          Mego Mortgage FHA Title I Loan Trust 1996-1
                          c/o First Trust of New York, National Association First Trust Center
                          180 East Fifth Street
                          Suite 200
                          St. Paul, Minnesota 55101
                          Attention: Structured Finance

                 (b)      As to the Master Servicer:

                          Norwest Bank Minnesota, N.A.
                          11000 Broken Land Parkway
                          Columbia, Maryland 21044-3562
                          Attention: Master Servicing Department
                                     Mego Mortgage FHA Title I Loan Trust
                                     1996-1

                 (c)      As to the Servicer:

                          Mego Mortgage Corporation
                          210 Interstate North Parkway
                          Suite 250
                          Atlanta, Georgia 30339
                          Attention: Jeffrey S. Moore
                                     President

                 (d)      As to the Certificate Insurer:

                          MBIA Insurance Corporation
                          113 King Street
                          Armonk, NY 10504
                          Attention: Insured Portfolio Management Structured
                                     Finance (IPM-SF) (Mego Mortgage FHA
                                     Title I Loan Asset-Backed Certificates,
                                     Series 1996-1)

         "OBLIGOR" means a Mortgagor.

         "OFFICER'S CERTIFICATE" means a certificate executed by a Servicing Officer certifying that (i) the Servicer has complied with all of the terms and conditions hereof and (ii) the representations, warranties, and covenants contained in Article II hereof are true and correct as of the date of such certificate and (iii) as to such other matters as required by this Agreement.

         "PAYMENTS" means all moneys received by the Servicer, representing principal and interest payments on Loans, including Principal Prepayments, Insurance Proceeds, proceeds received on claims submitted under the policy of FHA Insurance covering the related Loans, rents, condemnation proceeds or proceeds received in connection with a taking under power of eminent domain or a conveyance in lieu of condemnation, and Liquidation Proceeds.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization or joint venture, or a court or a government or any agency or political subdivision thereof.

         "POLICY" means the certificate guarantee insurance policy issued by the Certificate Insurer to the Trustee for the benefit of the Certificateholders.

         "POOLING AND SERVICING AGREEMENT" means that certain Pooling and Servicing Agreement, dated as of March 21, 1996, by and among Financial Asset Securities Corp., as Depositor, Mego Mortgage Corporation, as Claims Administrator, Seller and Servicer, Norwest Bank Minnesota, N.A., as Master Servicer and First Trust of New York, National Association, as Trustee and Contract of Insurance Holder, relating to the Mego Title I Loan Trust 1996-1.

         "PRINCIPAL PREPAYMENT" means any Obligor payment or other receipt of principal in full due on a Loan that is received in advance of the scheduled maturity date of such Loan.

         "PROPERTY" means a Mortgaged Property.

         "REMIC PROVISIONS" means the provisions of the federal income tax laws relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter I of the Code, and related provisions, and regulations (either proposed, temporary or final) and related revenue rulings and procedures, as the foregoing may be in effect from time to time.

         "SERVICER" means the servicer whose name and notice address appear on the signature page of this Agreement, or any successor thereto appointed pursuant to Article VII hereof with the consent of the Certificate Insurer.

         "SERVICER DETERMINATION DATE" means, with respect to any Distribution Date, the fifth (5th) Business Day preceding each Distribution Date.

         "SERVICER REPORTING DATE" means the fifth (5th) Business Day preceding each Servicer Determination Date, but in no event earlier than the tenth (10th) calendar day of any month.

         "SERVICING FEE" means the fee paid monthly to the Servicer in respect to each Loan serviced by the Servicer. With respect to any Distribution Date, the Servicing Fee shall equal one-twelfth of the Servicing Fee rate of 1.25% times the Aggregate Principal Balance as of the opening of business on the first day of the month preceding the month of such Distribution Date (or the Cut-Off Date, in the case of the first Distribution Date), reduced by the aggregate Prepayment Interest Shortfall for the related Due Period. The Servicing Fee shall be payable as provided in Section

6.05 hereof.

         "SERVICING OFFICER" means an officer of the Servicer responsible for the administration and servicing of the Loans whose name and specimen signature appear on a list of servicing officers furnished to the Master Servicer, as such list may be amended from time to time.

         "SERVICING RECORD" means the books and records established pursuant to
Section 6.03 to record all payments in respect of the Loans or the Property received.

         "SUBSEQUENT LOAN SCHEDULE" means the schedule identified as such and relating to Loans acquired by the Trust after the Closing Date pursuant to the Pooling and Servicing Agreement, which Subsequent Loan Schedule shall be attached as part of Exhibit C to this Agreement.

         "TANGIBLE NET WORTH" means the tangible assets of the Servicer and any of its subsidiaries, calculated in accordance with GAAP, including (i) any excess servicing rights and mortgage servicing rights, but excluding (ii) any intangible assets such as patents trademarks, trade names copyrights, licenses, good will, organization costs, advances or loans to or receivables from directors, officers employees or affiliates, prepaid assets amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock or any securities of the Servicer unless such securities are readily marketable in the United States, minus, all indebtedness of the Servicer and any accounting reserves of the Servicer. Securities included as tangible assets shall be taken into account at their current market price or cost, whichever is lower, and any write-up value of any assets shall not be taken into account.

         "TITLE I" means Section 2 of Title I of the National Housing Act of 1934 and the rules and regulations promulgated thereunder, as each may be amended from time to time and any successor statute, rules or regulations.

         "TRUST" means the trust established pursuant to the Pooling and Servicing Agreement, designated as the "Mego Mortgage FHA Title I Loan Trust 1996-1."

         "TRUSTEE" means First Trust of New York, National Association, or any duly appointed successor thereto.

         "30+ DAY DELINQUENT LOAN" means, as of any date of determination, a Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a monthly payment is, as of the end of the prior Due Period, 31 days or more past due (without giving effect to any grace period).

         "30+ DELINQUENCY PERCENTAGE (ROLLING THREE MONTH)" means, as of any date of determination, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of which is equal to the aggregate principal balance of 30+ Day Delinquent Loans as of the end of the prior Due Period, and the denominator of which is equal to the Aggregate Principal Balance as of the end of such Due Period.

         "60+ DAY DELINQUENT LOAN" means, as of any date of determination, a Loan, other than a Credit Support Multiple Defaulted Loan, with respect to which any portion of a monthly payment is, as of the end of the prior Due Period, 61 days or more

         "60+ DELINQUENCY PERCENTAGE (ROLLING THREE MONTH)" means, as of any date of determination, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Due Periods the numerator of which is equal to the aggregate principal balance of all 60+ Day Delinquent Loans as of the end of such Due Period and the denominator of which is the Aggregate Principal Balance as of the end of such Due Period.

         SECTION 1.02. FORMS. All forms specified by the text hereof or by reference to exhibits attached hereto shall be substantially as set forth herein, subject to such changes that do not alter the substantive rights of the parties hereto or as may be required by applicable Laws hereafter enacted.

         SECTION 1.03. INTERPRETATION. Unless the context requires otherwise, words of the masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement, and all the terms and provisions hereof, shall be liberally construed to effect the purposes set forth herein and to sustain the validity of this Agreement.


                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 2.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUSTEE. The Trustee represents and warrants to, and covenants with, the Master Servicer, the Certificate Insurer and the Servicer as of the Closing Date that:

                 (a) The Trustee is a national banking association duly organized under the laws of the United States, is validly existing and in good standing and has the corporate power and authority under the laws of the United States to conduct its corporate trust business as now conducted.

                 (b) The Trustee has full power and authority to enter into and perform all transactions contemplated herein and no consent, approval, authorization, or order of any federal, state or local court or governmental agency or body governing or having jurisdiction with respect to the Trustee's trust powers is required for the Trustee to enter into this Agreement and to perform its obligations hereunder.

                 (c) The execution, delivery, and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets,
         (b) do not violate any provision of its corporate charter or by-laws, or (c) to the best of its knowledge do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the property of the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party.

                 (d) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 2.02. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER. The Servicer represents and warrants to, and covenants with, the Trust, the Trustee, the Certificate Insurer and the Master Servicer as of the Closing Date that:

                 (a) Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where the Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Servicer and perform its obligations hereunder; Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of Servicer, and all requisite corporate action has been taken by Servicer to make this Agreement valid, binding and enforceable upon Servicer in accordance with its terms, subject to the effect of Debtor Relief Laws, none of which will effect the ownership of the Loans by the Trust;

                 (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency that are necessary in connection with the execution and delivery by Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of Servicer and the performance by Servicer of its obligations under this Agreement;

                 (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms of this Agreement will result in the breach of any terms or provisions of the certificate of incorporation or by-laws of Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject;

                 (d) Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of the Servicer contained in this Agreement;

                 (e) There is no action, suit, proceeding or investigation pending or, to the best of Servicer's knowledge, threatened against Servicer which, either in any one instance or in the aggregate, may
         (i) result in any material adverse change in the business, operations, financial condition, properties or assets of Servicer or in any material impairment of the right or ability of Servicer to carry on its business substantially as now conducted, or in any material liability on the part of Servicer or of any action taken or to be taken in connection with the obligations of Servicer contemplated herein, or which would be likely to impair materially the ability of Servicer to perform under the terms of this Agreement, or (ii) which would draw into question the validity of this Agreement;

                 (f) Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Servicer or its properties or might have consequences that would materially and adversely affect the execution and delivery of this Agreement and its performance hereunder;

                 (g) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

                 (h) The Servicer has not waived any default, breach, violation or event of acceleration existing under any Note or any related Mortgage;

                 (i) The Servicer is now and will be, so long as the Servicer shall continue to serve in the capacity contemplated under the terms of the Agreement, a lender approved by FHA for participation in the programs prescribed by FHA under Title I;

                 (j) The Servicer holds a valid FHA contract of insurance and has never had an FHA contract of insurance terminated by FHA;

                 (k) The Servicer shall comply with, and shall service each Loan, in accordance with the terms of this Agreement and the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, all administrative publications published pursuant thereto including, without limitation, all FHA requirements with respect to Title I loans, and all reasonable instructions of the Master Servicer not in conflict with any of the foregoing;

                 (l) The Servicer shall comply with all applicable state and federal laws affecting the servicing of the Loans;

                 (m) From time to time the Servicer shall report, as more fully set forth in this Agreement, information relating to the Loans to the Master Servicer and shall do every act and thing that may be necessary or required to perform its duties under this Agreement;

                 (n) The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the Laws governing its creation and existence and qualified under the Laws of each state in which the nature of its business requires such qualification, it shall maintain all licenses, permits and approvals required by any law or regulations as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans. The Servicer has no present intention to dissolve or otherwise dispose of all or substantially all of its assets, and or to voluntarily consolidate with or merge into any other entity or permit one or more other entities to consolidate with or merge into it. If the Servicer consolidates with or merges into another entity, or permits one or more entities to consolidate or merge into it, or sells or otherwise transfers to another such entity all or substantially all of its assets and thereafter dissolves, and if the surviving, resulting, or transferee entity, as the case may be, is not an Eligible Servicer or is otherwise not reasonably acceptable to the Master Servicer and the Certificate Insurer, the Servicer shall be deemed to have requested a voluntary termination pursuant to Section 7.01 hereof;

                 (o) No information, Officer's Certificate, statement furnished in writing, or report required hereunder, delivered by the Servicer to the Master Servicer or its agents shall, to the best knowledge of the Servicer, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement, or report not misleading and there has been no material adverse change in the financial condition of the Servicer since the date of the Servicer's most recent audited financial statements;

                 (p) The Servicer is a mortgage banker, state or national bank, or a lender that actively provides servicing or otherwise aids in the financing of FHA Title I Loans on residential housing, and the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                 (q) The Servicer is an approved lender under Title I, and maintains all errors and omissions coverage and fidelity insurance coverage required by the FHA;

                 (r) The origination and collections practices used by the Servicer and its respective affiliates with respect to the Loans have been in all respects legal, proper, prudent and customary in the Title I mortgage lending and servicing business;

                 (s) The Servicer has, and at all times shall maintain, a Tangible Net Worth, as determined in accordance with generally accepted accounting principles, of at least $8,000,000; and

                 (t) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by Servicer or in connection with the transactions contemplated hereby and thereby by Servicer contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         SECTION 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER. The Master Servicer represents and warrants to, and covenants with, the Trust, the Trustee, the Certificate Insurer and the Servicer as of the Closing Date that:

                 (a) The Master Servicer is a national banking association duly organized and validly existing under the laws of the United States of America, with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted;

                 (b) The Master Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, when duly authorized, executed and delivered by the other parties hereto, will constitute a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms;

                 (c)      Neither the execution and delivery of this

         Agreement, the consummation of the transactions required of it herein or therein, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or bylaws or any legal restriction or any material agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

                 (d) The Master Servicer is not in default, and upon the execution and delivery of this Agreement and its performance of and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority;

                 (e) No action, suit or other proceeding or investigation is pending or, to the Master Servicer's knowledge, threatened before any court of any federal, state or local governmental or regulatory authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that would materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement; and

                 (f) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local government or regulatory authority is required for the execution, delivery and performance by the Master Servicer of this Agreement.

         SECTION 2.04. NOTICE TO MASTER SERVICER. If, at any time, any representation or warranty of the Servicer set forth in this Agreement is not true and correct in any material respect as of the time made, the Servicer shall immediately notify the Master Servicer and the Certificate Insurer of such fact and provide a full and accurate explanation thereof.


                                  ARTICLE III

                          PURCHASE OF DEFECTIVE LOANS

         SECTION 3.01.    PURCHASE OBLIGATIONS.  If, as a result of the

Servicer's failure to fully perform its duties hereunder, any Loan is or becomes ineligible for FHA Insurance or a claim for FHA Insurance is denied with respect to such Loan and the Master Servicer is required by the terms of the Pooling and Servicing Agreement to purchase such Loan from the Trust, then the subject Loan shall be deemed a "Defective Loan." The Master Servicer shall notify the Servicer in writing that a Loan has become a Defective Loan and the Servicer shall purchase such Defective Loan by the later of, the last day of the current month, or ten days after the notice date, at a price equal to (1) 100% of the unpaid principal balance of such Loan, plus (2) any accrued and unpaid interest at the Net Loan Rate to the date of the purchase, plus (3) any reasonable costs and expenses incurred by the Master Servicer or the Trust (including expenses related to any required legal opinions) relating to the purchase of the Loan, if any.

         SECTION 3.02. OBLIGATION OF PARTIES UPON PURCHASE. The purchase price with respect to any Loan purchased by the Servicer pursuant to Section
3.01 of this Agreement shall be remitted on the date of purchase by the Servicer (i) if the Master Servicer has purchased such Loan pursuant to the Pooling and Servicing Agreement, to the Master Servicer, or (ii) if the Servicer purchases the Loan directly from the Trust, into the Collection Account, with notice to the Master Servicer and the Certificate Insurer of the amount of such remittance and Loan concerned, and upon compliance with all of the terms of this Article III by the Servicer, the Trustee shall assign and deliver the documents related to the Loan to the Master Servicer for delivery to the Servicer, without recourse, including FHA Insurance, if applicable. If the Servicer fails to purchase any Defective Loan at the time and in the manner provided in this Article III, (i) the Trustee or (ii) the Master Servicer, with the consent of the Certificate Insurer, may terminate all of the Servicer's rights pursuant to this Agreement as provided in Section 7.02 and may pursue any and all remedies available under this Agreement or as otherwise may be provided by Law. Notwithstanding the foregoing, no purchase of a Loan by the Servicer pursuant to this Agreement shall alter the duties and obligations of the Master Servicer under the Pooling and Servicing Agreement.

                                   ARTICLE IV

                            ASSIGNMENT OF AGREEMENT

         SECTION 4.01. ASSIGNMENT OF RIGHTS. (a) The Servicer acknowledges that, from time to time, (i) the Trustee and the Master Servicer may assign their respective right, title and interest in this Agreement with respect to one or more Loans and (ii) the Trustee may appoint a successor master servicer hereunder, as provided below. The Trustee or the Master Servicer, as the case may be, shall provide the Servicer ten (10) days prior notice of any such assignment or appointment; provided, however, that the failure to give such notice shall not affect the validity of such assignment or appointment. The Servicer consents to each such assignment and waives any further notice thereof.

         In the event the Master Servicer is terminated as master servicer under the Pooling and Servicing Agreement, a successor master servicer shall be appointed pursuant to the terms of the Pooling and Servicing Agreement and the Trustee or such successor master servicer shall provide the Servicer written notice of such appointment. Upon such appointment, the successor master servicer shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement. Upon receipt of the written notice described in this section, and until such successor master servicer is terminated or replaced, the Servicer shall recognize and deal with the successor master servicer under this Agreement as master servicer hereunder for all purposes without any further action on the part of any party hereto.

         SECTION 4.02. ASSIGNMENT OF SERVICING OBLIGATIONS. Except as otherwise provided in Section 2.02(n) and this Section 4.02, the Servicer may not assign any of its rights or privileges hereunder or make or enter into any delegation, subcontract, authorization or appointment with respect to any of its duties, liabilities or obligations hereunder without the prior written consent of the Master Servicer and the Certificate Insurer. Exhibit A hereto contains the name of each Designated Servicer, each of which Designated Servicer (other than any Designated Servicer listed on Exhibit A on the Closing
Date) is subject to the approval of the Master Servicer and the Certificate Insurer. Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Designated Servicer, or reference to actions taken through a Designated Servicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement or arrangement or by virtue of indemnification from the Designated Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Designated Servicer has received such payment. The Servicer shall be entitled to enter into any agreement with a Designated Servicer providing for indemnification of the Servicer by the Designated Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.


                                   ARTICLE V

                         FURTHER COOPERATION; CONFLICTS

         SECTION 5.01. REVIEW OF SERVICING REPORTS. In the event the reports pertaining to any Loan are, in the reasonable judgment of the Master Servicer, defective in accordance with the terms of this Agreement, Servicer shall cooperate with the Master Servicer in curing such defects.

         SECTION 5.02. CONFLICTS. Nothing in this Agreement shall preclude the Servicer, in its individual capacity, from entering into other mortgage loans or other financial transactions with any Obligor other than refinancing any Loan.

         SECTION 5.03.    INSPECTIONS; OTHER ASSISTANCE.

                 (a) Servicer shall allow, and shall cause each Designated Servicer to allow, the Master Servicer's, the Certificate Insurer's and the Trustee's representatives at any time and from time to time, during normal business hours, reasonable access to Servicer's or Designated Servicer's premises where services in respect of the Loans are being provided to examine Servicer's performance under this Agreement and to cooperate with Servicer's and the Designated Servicer's staff to facilitate the servicing of the Loans. The Servicer shall provide, and shall cause each Designated Servicer to provide, to representatives of the Master Servicer, the Certificate Insurer and the Trustee reasonable access to the documentation regarding the Loans. In each case, such access (i) shall be afforded upon reasonable request and during normal business hours, and (ii) shall not interfere with the normal business operations of the Servicer or the Designated Servicer, as applicable. Nothing in this section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this section as a result of such obligation shall not constitute a breach of this section.

                 (b) If the Master Servicer or the Trustee receives any questions, complaints, legal notices, or other communications relating to a Loan, the recipient shall notify the Servicer.


                                   ARTICLE VI

                        SERVICING DUTIES OF THE SERVICER

         SECTION 6.01.    GENERAL SCOPE OF DUTIES.

                 (a) From and after the date hereof, the Servicer shall service and administer the Loans pursuant to the terms hereof without regard to the terms of any other agreement with respect to the servicing of the Loans.

                 (b) The Servicer's duties hereunder are generally to provide loan administration servicing on behalf of the Master Servicer as agent for the Trust, including but not limited to the collection of payments for the reduction of principal and application of interest, the remittance of collected payments, certain foreclosure services as specified herein, and the employment of collection personnel to perform such services. Subject to the terms and conditions set forth herein, the Servicer shall service and administer the Loans in accordance with all requirements of FHA applicable to the servicing of the Loans, including Title I and other applicable law, and otherwise in accordance with all other terms of this Agreement and the terms of the respective Loans (including the related Notes and Mortgages), on behalf of the Master Servicer as agent for the Trust and, to the extent consistent with the foregoing, in the same manner in which it services and administers similar FHA Title I home improvement mortgage loans for its own portfolio in accordance with customary and usual standards of practice of prudent mortgage lending institutions, and with a view to the maximization of timely recovery of principal and interest on the Loans, but without regard to: (i) any relationship that the Servicer or any affiliate of the Servicer may have with the related Obligor; (ii) the obligation to purchase a Defective Loan pursuant to Article III; (iii) the Servicer's obligation to make Advances pursuant to this Agreement; or (iv) the Servicer's right to receive compensation for its services hereunder.

                 (c) Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable (including exercising any remedy under any Loan, retaining counsel in connection with the performance of any of its obligations hereunder, and instigating litigation to enforce any obligation of any Obligor, without the consent or approval of the Trustee or the Certificate Insurer, unless any such consent or approval is expressly required hereunder or under applicable law, and except that the consent of the Certificate Insurer shall be required prior to the taking of any action with respect to any Loan or Property as to which the Servicer is on notice of any potential environmental liabilities with respect to such Property), subject only to the specific requirements and prohibitions of Title I and other applicable law, this Agreement, and the respective Loans. In performing its obligations hereunder the Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of the FHA, where appropriate, applicable to the Loans. In connection with the servicing of the Loans, the Servicer shall prepare and execute any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Loan on the related Property. The Servicer may agree to modifications, waivers, amendments, subordinations, consents to or with respect to any documents related to the Loan only as permitted by Section 6.08. The Servicer shall notify the Master Servicer and the Certificate Insurer of any such action and the date thereof, and shall provide the Master Servicer and the Certificate Insurer on each Servicer Reporting Date a status report with respect to such actions. The Servicer shall deliver to the Master Servicer for deposit in the related Mortgage File an original counterpart of the agreement relating to such action and a copy of such agreement for the Master Servicer's records promptly following the execution thereof. The Servicer shall service and administer the Loans in accordance with applicable state and federal law (including HUD regulation and administrative practice, as appropriate) and shall provide to the borrowers under the Loans any reports required to be provided to them thereby. The Trustee shall execute, at the direction of the Master Servicer, any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and necessary to maintain the lien created by any Mortgage on the related Mortgaged Property or any portion thereof; provided, however, that the Servicer shall indemnify the Trustee and the Master Servicer for any loss to the Trustee or the Master Servicer resulting from any negligence with respect to, or misuse of, any such power of attorney by the Servicer.

                 (d) The Servicer agrees to provide the Master Servicer with such information as is necessary to enable the Master Servicer to monitor the number and aggregate principal balance of Loans that are the subject of modifications, waivers or amendments pursuant to
         Section 6.01(c).

         SECTION 6.02.    SPECIFIC DUTIES; COLLATERAL PROTECTION.

                 (a) From the Closing Date to the termination of this Agreement, Servicer shall service the Loans as required herein, as servicer on behalf of Master Servicer as agent for the Trust and, subject to the provisions of this Agreement, shall do all things necessary to perform such services, including without limitation:

                          (i) preparing and maintaining such books and records and preparing and transmitting such reports concerning the Loans as Servicer prepares and maintains for loans held for its own account and as may be reasonably requested by the Master Servicer;

                          (ii) receiving, processing and accounting for payments and credits on the Loans;

                          (iii) collecting and accounting for Obligor premium payments on FHA Insurance on Invoiced Loans;

                          (iv) responding as appropriate in writing or by telephone to borrower inquiries; requests or billing error notices and making appropriate adjustments with the concurrence of Master Servicer;

                          (v) use its best efforts to collect all payments called for under the terms and provisions of the Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Loans and held for its own account; provided, however, that the Servicer shall not modify or waive any provision of any Loan except as provided in Section 6.08;

                          (vi) preparing and filing claims under the Contract of Insurance for reimbursement of losses on Loans and pursuing such claims to final resolution, all in accordance with
                 Section 6.10 of this Agreement;

                          (vii) providing supplies, telecommunications and data transmission and processing equipment and programs as needed to permit the proper administration and operation of all Loans; and

                          (viii) remitting all collected payments to the Collection Account, as applicable, in accordance with Section 6.03(e) of this Agreement.

                 (b) Servicer shall be responsible for safeguarding the Trustee's interest in each Property and rights under any agreements relating to the Loans, including, without limitation:

                          (i) Upon written notice to the Servicer from the Master Servicer of the necessity for same, the Servicer shall notify in writing each of the Obligors of the sale of the Loans to the Trust;

                          (ii)  [RESERVED];

                          (iii) Servicer shall promptly notify the Master Servicer whenever it receives notice or otherwise becomes aware of any notice of liens, bankruptcies, condemnations, probate proceedings, tax sales, partitions, local ordinance violations, condemnations or proceedings in eminent domain that would, in Servicer's judgment, impair the Trustee's security; and Servicer shall on behalf of the Master Servicer as agent for the Trustee undertake appropriate action to preserve its security for the related Loan;

                          (iv) Servicer shall advise the Master Servicer with respect to requests for partial releases, easements, substitutions, divisions, subordinations, alterations, or waivers of security instrument terms and shall enter into any of the foregoing only in accordance with Section 6.01(c); and

                          (v)  [RESERVED].

                 (c) The Servicer shall not solicit any Obligor to refinance the related Loan.

         SECTION 6.03. SERVICING RECORD; COLLECTIONS; REMITTANCES TO COLLECTION ACCOUNT.

                 (a) The Servicer shall establish and maintain books and records (the "Servicing Record") in which the Servicer shall record all payments received or collected by or on behalf of the Servicer in respect of each Loan and each Foreclosed Property and all amounts owing to the Servicer in compensation for services rendered by the Servicer hereunder and in reimbursement of costs and expenses incurred by the Servicer hereunder. In addition, the Servicer shall establish and maintain records (such record the "Servicer Insurance Record"), which shall be part of the Servicing Record, in which the Servicer shall record all claims prepared and filed by the Servicer under the Contract of Insurance, all claims rejected by FHA, the amount of insurance coverage available in the Servicer Insurance Record, and all payments received by or on behalf of the Contract of Insurance holder from the FHA with respect to each such claim whether received by the Trustee, the Master Servicer or the Servicer. The Trustee and the Master Servicer shall notify the Servicer and the Servicer shall notify the Master Servicer and the Certificate Insurer of any rejections of claims or claim payments received by such party from the FHA within one (1) Business Day of receipt thereof.

                 (b) Except as otherwise provided herein, amounts received or collected by the Servicer from or on behalf of any Obligor or in respect of any Foreclosed Property or from FHA with respect to a claim made under the Contract of Insurance shall be recorded to the Servicing Record:

                          (i) in the case of any amount received or collected directly by the Servicer, promptly following deposit of the receipt or collection in the Collection Account; and

                          (ii) amounts received or collected by the Servicer in connection with the sale of any Loan or any Foreclosed Property shall be so recorded on and as of the date of receipt. Any prepaid monthly payment received on any Loan shall be recorded as a prepaid monthly payment when received. All Payments received from or on behalf of an Obligor shall be allocated, first, to the oldest payment overdue at such time and apportioned, as to such oldest payment first to scheduled interest (other than default interest) due on such oldest payment date and second, to any principal due and payable in accordance with the related Loan, and, third, to default interest, late charges and other amounts payable under the related obligations, except to the extent that such allocation in respect of any Loan is inconsistent with the terms of the related obligation or Title I.

                 (c) The Servicer shall record separately to the Servicing Record relating to each Due Period, on a Loan-by-Loan basis, each of the following Payments collected or received by the Servicer in respect of each Loan and each Foreclosed Property:

                          (i) all payments on account of principal (including all Principal Prepayments);

                          (ii)  all payments on account of interest;

                          (iii) all amounts paid by or on behalf of the related Obligor in respect of Foreclosure Advances previously advanced by the Servicer;

                          (iv) all revenues received or collected in respect of any Foreclosed Property including, without limitation, all proceeds of the sale of any Foreclosed Property pursuant to
                 Section 6.11 of this Agreement;

                          (v) all Liquidation Proceeds and any Insurance Proceeds not required to be applied to the restoration of the property securing the Loan or paid to the Obligor;

                          (vi) all proceeds received in connection with FHA Insurance claims;

                          (vii) all proceeds received in connection with a purchase of a Loan by the Servicer;

                          (viii) any condemnation awards or settlements or any payments made by any related guarantor or third party credit-support provider and any and all other amounts received in respect of a Loan and not specified above; and

                          (ix) all FHA Insurance premiums collected or received with respect to Invoiced Loans.

         All payments of interest on the Loans shall be accounted for on the basis of a 30-day month and 360-day year. No Loan will be accounted for on the basis of simple interest.

                 (d) On or before each Servicer Determination Date, the Servicer shall separately record in the Servicing Record, on a Loan-by-Loan basis:

                          (i) any unpaid or current Servicing Fees due the Servicer with respect to the preceding Due Period;

                          (ii)  the amount of fees incurred during the
                 preceding Due Period to be paid to any Independent Contractor hired by the Servicer to operate and manage a Foreclosed Property;

                          (iii) all amounts due as of the end of the preceding Due Period in reimbursement of Interest Advances and all collections of interest in respect of related Loans;

                          (iv) all amounts due as of the end of the preceding Due Period in reimbursement of Foreclosure Advances (separately identifying the type and amount of each expense then due);

                          (v) the principal balance of Loans that became Defaulted Loans during the prior Due Period;

                          (vi) the principal balance of Loans that became 30+ Day Delinquent Loans and 60+ Day Delinquent Loans during the prior Due Period, the Annual Default Percentage (Three Month Average), and the Cumulative Default Percentage;

                          (vii)  the amount deposited into the related
                 Collection Account representing payments by Obligors on Invoiced Loans in respect of premium on FHA Insurance; and

                 (e) The Trustee shall maintain an account (the "Collection Account") in the name and for the benefit of the Trustee at a depository institution selected by it, which shall be an Eligible Account and shall provide the location and designation of such account to the Master Servicer in writing. All Payments and FHA Insurance premiums with respect to Invoiced Loans received by Servicer (except for the Servicing Fee to be retained by the Servicer pursuant to
         Section 6.05 hereof) shall be deposited by the Servicer into the Collection Account no later than the second Business Day following the date of receipt thereof by the Servicer. The Servicer shall have no right to make withdrawals from the Collection Account. The Trustee shall withdraw amounts deposited into the Collection Account no later than two (2) Business Days prior to each Distribution Date.

                 (f) If any amount is deposited in the Collection Account in error, the Servicer may notify the Master Servicer in writing of the amount of such deposit and in connection therewith shall be required to provide such information to the Master Servicer as may be necessary in the opinion of the Master Servicer to verify the accuracy of such certification. The Trustee shall promptly withdraw the erroneous deposit and remit the same to the Master Servicer for remittance to the Servicer; provided, however, that if the Master Servicer or the Trustee has not received evidence reasonably satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this section, or if the Servicer has prior thereto been reimbursed, the Trustee shall not make a distribution in respect of such amount.

                 (g) The Servicer covenants and agrees, to the extent required by law, to send to each Obligor with respect to a Loan specified in a written notice from the Trustee, the Certificate Insurer or the Master Servicer, if any, a written notice informing such Obligor of the sale of its Loan to the Trust.

         SECTION 6.04.    ANNUAL STATEMENT AS TO COMPLIANCE.

                 (a) The Servicer will deliver to Master Servicer and the Certificate Insurer within 150 days following the end of each fiscal year of the Servicer, an Officer's Certificate stating with respect to the Loans serviced hereunder, that:

                          (i) a review of the activities of the Servicer during the preceding fiscal year (or in connection with the first such Officer's Certificate the period from the Closing Date through the end of such fiscal year) and of the Servicer's performance under this Agreement with respect to such Loans has been made under the supervision of the officer who signed such Officer's Certificate;

                          (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or such portion of such year), or if there has been a default in the fulfillment of any such obligation, such Officer's Certificate shall specify each such default known to such signer and the nature and status thereof and what action the Servicer proposes to take with respect thereto; and

                          (iii) the Servicer's fidelity bond coverage, errors and omissions insurance coverage and liability insurance coverage continue in full force and effect and continue to comply with the requirements of Sections 8.01,
                 8.02 and 8.03 of this Agreement.

                 (b) Within 150 days following the end of each fiscal year of the Servicer, the Servicer at its expense, shall cause a firm of independent certified public accountants acceptable to the Master Servicer and the Certificate Insurer to furnish to the Master Servicer a report (the "Accountant's Servicer Report") including: (i) an opinion on the financial position of the Servicer at the end of its most recent fiscal year, and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted accounting principles, and (ii) a letter or letters to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Servicer's mortgage loan portfolio conducted in compliance with the Uniform Single Audit Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with the applicable accounting standard except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. The Servicer shall be required to pay all expenses incurred by it in connection with such examination, including fees and disbursements of independent accountants and expenses incurred in connection with distribution of reports to the Master Servicer.

                 (c) At the expense of the Trust, annually within 90 days of each anniversary of the Closing Date, the Servicer (and each Designated Servicer) shall cause a firm of nationally recognized independent public accountants designated by the Master Servicer or the Trustee to review the servicing books and records of the Servicer (and any Designated Servicer) to evaluate the Servicer's performance under this Agreement in order to confirm that the records of the Servicer accurately reflect collections, delinquencies and other relevant data with respect to the Loans reported to the Master Servicer, and that such data is accurately reported to the Master Servicer. Any such review shall be conducted upon reasonable notice during normal business hours. Any exceptions or errors disclosed by such procedures shall be included in a report delivered to the Master Servicer, the Trustee, and the Certificate Insurer (the "Servicer Review Report").

         SECTION 6.05. COMPENSATION. In consideration for services rendered hereunder, the Servicer shall be entitled to the following amounts; provided, however, that the right to receive compensation for servicing the Loans may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations as permitted under this Agreement:

                 (a) in respect of each Loan, the Servicing Fee payable monthly until the earliest to occur of the date on which:

                           (i) all interest and principal due on such Loan is paid in full;

                          (ii)    such Loan is sold by the Trust;

                          (iii) such Loan is discharged and becomes a foreclosed Loan; or

                          (iv) a claim is filed with the HUD with respect to such Loan for the benefits of the FHA Insurance;

         in each case payable solely from related full monthly payments credited to the Servicing Record with respect to the related Loan.
         The Servicing Fee under this Section 6.05 attributable to a monthly payment payable with respect to a Loan shall be due and payable to the Servicer as distributed from the Distribution Account by the Trustee pursuant to the Pooling and Servicing Agreement. With respect to a Loan for which a claim has been filed with the FHA or HUD, the portion of the Servicing Fee attributable to the Loan shall continue to accrue until the date of the filing of the claim and the Servicer will be paid any such accrued portion of the Servicing Fee only from the related FHA claim proceeds to the extent such proceeds include accrued interest on the related Loan. With respect to compensation under
         (ii), (iii) or (iv) above, the Servicer may prepare a billing statement for presentation to the Master Servicer evidencing all Servicing Fees accrued for each affected Loan. The Master Servicer will remit to the Servicer Servicing Fees owed pursuant to (ii), (iii) and (iv) above within ten (10) days of the receipt of such Servicing Fees for such affected Loans solely from amounts representing interest to the extent collected under each Loan.

                 (b) In respect of each Loan, all prepayment penalties and assumption and processing fees paid by any Obligor, and all similar fees customarily associated with the servicing of home improvement loans paid by any Obligor (including, but not limited to, late charges) in each case paid to and retained by the Servicer from related Obligor payments designated specifically for such purpose.

         SECTION 6.06.    ADVANCES; COMPENSATING INTEREST.

                 (a)      With respect to each Loan (other than a Defaulted
         Loan), not later than the close of business on the Servicer Determination Date, the Servicer shall remit to the Collection Account an amount equal to the amount, if any, by which (i) the aggregate scheduled interest due on all Loans at the related Net Loan Rate during the preceding Due Period exceeds (ii) the aggregate amount collected on all Loans on or before the Business Day preceding the day of remittance which collections include Principal Prepayments received after the Due Period preceding such Servicer Determination Date or future monthly scheduled payments on deposit in the Collection Account which are due in any month following the preceding Due Period (an "Interest Advance"); provided, however, that the Servicer shall not be required to make any Interest Advance that the Master Servicer determines is not likely to be recoverable ultimately from Payments in respect of that Loan. Any funds in the Collection Account so applied as specified in (ii) above by the Servicer in lieu of making all or any portion of an Interest Advance shall be reimbursed by the Servicer in the remittance for the following month to the extent such funds are not otherwise collected and on deposit in the Collection Account. The Servicer shall provide the Master Servicer written evidence of the remittance to the Collection Account of each Interest Advance on the Business Day following the day of remittance.

                 (b) The Servicer shall advance (each, a "Foreclosure Advance") from its own funds the following amounts in respect of any Loan or Foreclosed Property, as applicable, only if (i) in the Servicer's good faith judgment, the Servicer would make such an advance if it or an affiliate held the affected Loan or Foreclosed Property for its own account and (ii) the Master Servicer, after consultation with the Servicer, determines that such amounts will be recoverable from related Obligor payments or foreclosure proceeds and approves such advance in writing:

                          (i) all third party costs and expenses (including legal fees and costs and expenses relating to bankruptcy or insolvency proceedings in respect of any Obligor) associated with the institution of foreclosure proceedings in respect of any Loan pursuant to Section 6.10;

                          (ii) all insurance premiums due and payable in respect of each Foreclosed Property, prior to the date on which the related insurance policy would otherwise be terminated;

                          (iii) all real estate taxes and assessments in respect to each Foreclosed Property that have resulted in the imposition of a lien thereon, other than amounts that are due but not yet delinquent;

                          (iv) all costs and expenses necessary to preserve and maintain each Foreclosed Property;

                          (v) all fees and expenses payable to any Independent Contractor hired to operate and manage a Foreclosed Property; and

                          (vi) all fees and expenses of any independent appraiser or other real estate expert retained pursuant to
                 Section 6.11.

                 (c) With respect to each Loan for which a Principal Prepayment was received during the related Due Period, the Servicer shall remit to the Collection Account an amount equal to the difference between (i) the interest that would have been due on the Due Date occurring in the related Due Period on the related Loan if the Principal Prepayment had not been made and (ii) the amount of interest actually received on each such Loan for such Due Period, each calculated at the related Net Loan Rate; provided, however, such aggregate amount for any Due Period shall not exceed the amount of the Servicing Fee for such Due Period. Such amount shall be remitted to the Collection Account within five Business Days following the end of the related Due Period. The Servicer shall not be entitled to reimbursement for any amounts paid by the Servicer pursuant to this
         Section 6.06(c).


         SECTION 6.07.    REIMBURSEMENT OF ADVANCES.

                 (a) The Servicer shall be entitled to be reimbursed for any Interest Advance on a Loan from Payments in respect of that Loan or, if such Loan shall become a Defaulted Loan and the Servicer shall not have been fully reimbursed for any Interest Advances with respect to such Loan, the Servicer shall be entitled to be reimbursed for the outstanding amount of such Interest Advances from Payments of unrelated Loans to the extent such amounts are distributed to the Master Servicer with respect to Interest Advances by the Trust pursuant to the Pooling and Servicing Agreement. No interest shall accrue on any unreimbursed Interest Advance for any period prior to the reimbursement thereof.

                 (b) The Servicer shall be entitled to be reimbursed for any Foreclosure Advance in respect of any Loan from Payments in respect of that Loan, or if the Payments for such Loan are insufficient to reimburse the full amount of the Foreclosure Advance, from Payments of unrelated Loans to the extent such amounts are distributed to the Master Servicer with respect to Foreclosure Advances by the Trust pursuant to the Pooling and Servicing Agreement. No interest shall accrue on any unreimbursed Foreclosure Advance for any period prior to the reimbursement thereof.

         SECTION 6.08.    MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS.

                 (a) The Servicer shall not agree to any modification, waiver or amendment of any provision of any Loan except upon prior approval of the Master Servicer and unless, in the Servicer's good faith judgment, such modification, waiver or amendment (i) would minimize the loss that might otherwise be experienced with respect to such Loan, (ii) complies with the requirements of Title I or is required by Title I and (iii) only in the event of a payment default with respect to such Loan or in the event that a payment default with respect to such Loan is reasonably foreseeable by the Servicer. Notwithstanding the foregoing, the Servicer shall not agree to any modification, waiver or amendment of any Loan without the prior or subsequent approval of the Certificate Insurer if, as a result of such modification, waiver or amendment, the Aggregate Principal Balance of all Loans that have been modified, waived or amended would exceed five percent of the aggregate Initial Principal Balance of all of the Loans.

                 (b) Notwithstanding anything herein to the contrary, the Servicer shall agree to subordinate the position of the security interest in the Property which secures any FHA Loan if (a) the Master Servicer receives written approval of HUD to such subordination or written certification by the Servicer that such proposed subordination complies with published HUD requirements and (b) such subordination would permit the Obligor to refinance a senior lien to take advantage of a lower interest rate or would permit the Obligor to extend the term of any senior lien.

                 (c) The Servicer shall notify the Master Servicer of any modification, waiver or amendment of any provision of any Loan and the date thereof, and shall deliver to the Master Servicer for deposit in the related File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof. Such notice shall state that the conditions contained in this Section have been satisfied.

         SECTION 6.09.    DUE-ON-SALE; DUE-ON-ENCUMBRANCE.

                 (a) If any Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

                          (i) provides that such Loan shall (or may at the obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or

                          (ii) provides that such Loan may not be assumed without the consent of the related obligee in connection with any such sale or other transfer,

         then the Servicer shall consult with the Master Servicer regarding any right the Trustee may have as the obligee of record with respect to such Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, and shall take such action as Master Servicer shall direct.

                 (b) If any Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

                          (i) provides that such Loan shall (or may at the obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

                          (ii) requires the consent of the related obligee to the creation of any such lien or other encumbrance on the related Property,

         then the Servicer shall consult with the Master Servicer regarding any right the Trustee may have as the obligee of record with respect to such Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, and shall take such action as the Master Servicer shall direct.

         SECTION 6.10.    CLAIM FOR FHA INSURANCE AND FORECLOSURE.

                 (a) The Servicer shall act as claims administrator with respect to the FHA Loans and, as such, shall perform or cause to be performed on behalf of the Trust all of the duties of the Trust as lender under Title I in connection with the Contract of Insurance, except to the extent that certain documents must be signed by the Trustee. If any monthly payment due under any FHA Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under the FHA Loan and such failure continues beyond any applicable grace period, the Servicer shall consult with the Master Servicer regarding the action that should be taken with respect to such FHA Loan (consistent with Title I, including efforts to cure the default of such FHA Loan pursuant to 24 C.F.R. Section 201.50) and as is in the best interest of the Trust. At the direction of the Master Servicer, the Servicer shall either (i) initiate, on behalf of the Trust, a claim for reimbursement for loss on such FHA Loan under the Contract of Insurance pursuant to Title I (see 24 C.F.R. Sections 201.54), or (ii) if the Servicer determines that no FHA Insurance is available with respect to the related Loan, institute foreclosure proceedings against the Property securing the Loan as described in subsection (c) below and submit a claim under the Contract of Insurance with respect to such Loan upon prior approval of the Secretary of HUD pursuant to 24 C.F.R. Section 201.51.

                 (b) If the Servicer initiates a claim for reimbursement for loss on any FHA Loan under this Section 6.10, the Servicer shall prepare and file the claim with the FHA in accordance with applicable provisions of Title I and provide to the Master Servicer a copy of the completed claim, as filed with the FHA, together with a copy of all related documents and materials in the Servicer's possession required for review of the claim by the FHA at the time the claim is filed with the FHA. In connection with any such filing the Servicer shall request, and receive, from the Trustee, the Mortgage, the related Note, such Credit Documents, and each other item in the related File not in the Servicer's possession as are required to be submitted to the FHA in conjunction with its review of the claim pursuant to Title I and shall provide such documents for filing with the FHA. If any document prepared by the Servicer with respect to a claim for reimbursement must be executed by the Trustee, the Servicer shall deliver such document to the Trustee (with a copy to the Master Servicer), together with a request for execution by the Trustee. The Trustee shall execute and return to the Servicer (with a copy to the Master Servicer) any such documents within five (5) Business Days of receipt thereof. The Servicer shall, in accordance with the servicing standards set forth in Section 6.01(a) of this Agreement, diligently pursue each claim filed with the FHA including, without limitation, any and all refilings and appeals available to the Servicer under Title I with respect to each such claim. The Servicer shall provide to the Master Servicer copies of all correspondence and filings with the FHA promptly after receipt from or delivery to the FHA. If the FHA rejects or refuses to pay any claim made under the Contract of Insurance (including a rejection of a previously paid claim and a demand by the FHA of a return of the FHA Insurance payment amount for such FHA Loan) for an FHA Loan (other than a refusal or rejection for clerical error in computing the claim amount or because of an FHA Insurance Coverage Insufficiency), upon receipt of the FHA's final rejection notice from the FHA and determination by the Servicer that the rejection was not due to clerical error, then (i) the Servicer shall promptly notify the Master Servicer and the Certificate Insurer of such fact, and (ii) if the rejection relates to a defect as provided in Article III hereof, the Servicer shall on or before the last day of the calendar month in which such notice is given, purchase such Loan as provided in Article III hereof; provided, however, that if a claim is rejected solely as a result of a subsequent subservicer's failure to perform its duties under a subsequent servicing agreement, Servicer shall have no responsibility to purchase such Loan.

                 (c) Subject to the provisions of Section 6.06(b), and upon approval of the Master Servicer, the Servicer, on behalf of the Trustee, shall institute foreclosure proceedings, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any Property, by operation of law or otherwise; provided, however, that the Servicer shall not acquire any personal property pursuant to this
         Section 6.10 unless either:

                          (i) such personal property is incident to real property (within the meaning of section 856(e)(1) of the Code) so acquired by the Servicer; or

                          (ii) the Trustee and the Certificate Insurer shall have received an opinion of outside counsel to the effect that the holding of such personal property by the Trust will not cause the imposition of a tax on the Trust under the REMIC Provisions or cause the Trust to fail to qualify as a REMIC.

         In connection with any foreclosure proceeding on an FHA Loan, the Servicer shall comply with the requirements under Title I, shall follow such practices and procedures in a manner which is consistent with the Servicer's procedure for foreclosure with respect to FHA Title I loans held in the Servicer's portfolio for its own account or, if there are no such loans, FHA Title I loans serviced by the Servicer for others, giving due consideration to accepted mortgage servicing practices of prudent lending institutions, and shall sell or liquidate the Loan or Property pursuant to the provision of Section 6.11. To the extent required by this Agreement, the Servicer shall advance all necessary and proper Foreclosure Advances until final disposition of the Foreclosed Property and shall manage such Foreclosed Property pursuant to Section 6.12. If, in following such foreclosure procedures, title to the Foreclosed Property is acquired, the deed or certificate of sale shall be issued to the Trustee.

                 (d) Upon approval of the Master Servicer and the Certificate Insurer, the Servicer shall sell any Foreclosed Property acquired by the Trust in its entirety prior to the date which is two years after the date on which it is acquired by the Trust, unless, in any such case, either (i) the Master Servicer on behalf of the Trust has applied for and received an extension of the two-year period pursuant to Code Sections 856(e)(3) and 860G(a)(8)(A) in which case the Servicer shall sell such Foreclosed Property within the applicable extension period or (ii) the Master Servicer shall have provided and the Trustee and the Certificate Insurer shall have received an opinion of counsel not employed by the Master Servicer to the effect that the holding of such Foreclosed Property (subject to any conditions set forth in such opinion) for an additional specified period will not cause such Foreclosed Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 850D(a) of the Code), in which event such two-year period shall be extended by such additional specified period, subject to any conditions set forth in such opinion of counsel.

                 (e) The Trustee, the Master Servicer and the Servicer, respectively, shall forward for deposit to the Distribution Account on the day of receipt all amounts received by such party from the FHA with respect to the Loans. The Trustee and the Master Servicer shall transmit by facsimile, or such other method requested by the Servicer, to the Servicer on each such day the letter of transmittal received by such party from the FHA and any other documents with respect to such receipt. The Trustee and the Master Servicer, respectively, shall also promptly deliver to the Servicer copies of any other correspondence received by such party from the FHA or sent to the FHA by such party relating to the Loans.

                 (f) If the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Trustee repurchase such FHA Loan, the Servicer shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Trustee or Servicer repurchase such Loan after the Servicer exhausts such administrative appeals as are reasonable, then the Servicer shall notify the Master Servicer of such fact. If the Trustee or the Master Servicer is required to repurchase any FHA Loan as a result of any failure by the Servicer to service such FHA Loan in accordance with Title I, the Servicer shall be obligated to reimburse the Trustee or the Master Servicer for amounts paid to FHA to effect such repurchase and for any expenses of the Trustee or the Master Servicer in connection therewith.

                 (g) The Servicer shall be entitled to reimbursement of expenses associated with the filing of an FHA Insurance claim for any FHA Loan from and to the extent that such amounts are reimbursed by HUD.

         SECTION 6.11.    SALE OF FORECLOSED PROPERTIES.

                 (a) The Servicer may sell Property only on the terms and subject to the conditions set forth in this Section 6.11 and in
         Section 6.10(d).

                 (b) At the direction of the Master Servicer, the Servicer shall offer any Property acquired in a foreclosure sale for sale to any Person. The Servicer shall provide the Master Servicer upon receipt thereof the amount of any bids received from any Person for any Foreclosed Property in an amount at least equal to the sum of:

                          (i) the principal balance of the related foreclosed Loan, unreimbursed Foreclosure Advances plus the outstanding amount of any liens superior in priority to the lien of the foreclosed Loan; and

                          (ii) all unpaid interest accrued thereon at the related Net Loan Rate through the date of sale.

         In the absence of any such bids, the Servicer shall provide the Master Servicer the amount of any bids received from any Person that the Servicer determines to be a fair price for such Foreclosed Property; provided that, if the bidder is an Interested Person, the Servicer shall so notify the Master

         Servicer and shall provide a report from an independent appraiser retained by the Servicer and approved by the Master Servicer. In the absence of any bid determined to be fair as aforesaid, the Servicer shall provide the Master Servicer the amount of any bids received for the affected Foreclosed Property from any Person, other than an Interested Person. If no such bid is received, the Servicer shall, at the direction of the Master Servicer, request any Interested Person that submitted a bid previously to resubmit its original bid, and the Servicer shall provide to the Master Servicer the highest outstanding cash bid, regardless of from whom received. The Servicer shall, at the direction of the Master Servicer, sell the Foreclosed Property only in accordance with the information provided to the Master Servicer pursuant to this section.

                 (c) In determining whether any bid constitutes a fair price for any Foreclosed Property, the Servicer shall take into account, and any independent appraiser in (b) above shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Property or Foreclosed Property, the physical condition of the Property or Foreclosed Property, the state of the local and national economies, and the Servicer's obligation to dispose of any Foreclosed Property within the time period specified by the Master Servicer.

                 (d) Subject to the provisions of Section 6.12, the Servicer shall act on behalf of the Master Servicer for the benefit of the Trust in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosed Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosed Property shall be without recourse to the Trust, the Trustee or the Master Servicer, and shall be consummated in accordance with the terms of this Agreement. If consummated in accordance with this Agreement, the Servicer shall not have any liability to the Trustee or the Master Servicer with respect to the purchase price for any Foreclosed Property accepted and approved by the Master Servicer.

         SECTION 6.12.    MANAGEMENT OF REAL ESTATE OWNED.

                 (a) If the Trust acquires any Foreclosed Property pursuant to Section 6.10, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates on such terms and for such period as the Master Servicer may direct after consultation with the Servicer.

                 (b) Notwithstanding the foregoing, the Servicer will not manage, conserve, protect and operate (or cause to be managed, conserved, protected and operated) each Foreclosed Property for disposition and sale in a manner that causes such Foreclosed Property to fail to qualify as "foreclosure property" within the meaning of the REMIC Provisions (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or results in the receipt by the Trust of any "income from nonpermitted assets" within the meaning of the REMIC Provisions or any "net income from foreclosure property" subject to taxation under the REMIC Provisions.

                 (c) The Servicer may contract with any Independent Contractor for the operation and management of any Foreclosed Property, provided that:

                          (i) the terms and conditions of any such contract may not be inconsistent herewith;

                          (ii) any such contract shall require, or shall be administered so as to require, that the Independent Contractor remit rents or other revenue generated from the property to the Servicer as soon as practicable, but in no event later than two Business Days following the receipt thereof by such Independent Contractor;

                          (iii) none of the provisions of this Section 6.12(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Master Servicer or the Trust with respect to the operation and management of any such Foreclosed Property; and

                          (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosed Property.

         The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder which contract may provide for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, but shall be entitled to be reimbursed for all such fees advanced by it pursuant to Section 6.06(b)(v), in the manner provided in Section 6.07(b).

         SECTION 6.13. INSPECTIONS. The Servicer shall inspect or cause to be inspected each Property that secures any Loan and each Property with respect to a Loan at such times and in such manner as are consistent with the servicing standards set forth in Section 6.02.

         SECTION 6.14.    MAINTENANCE OF INSURANCE.

                 (a) The Servicer shall cause to be maintained for each Property such insurance as is required with respect thereto by Title
         I. At the request of the Master Servicer, the Servicer shall maintain or cause to be maintained such other insurance with respect to each Foreclosed Property as shall be required by the Master Servicer and such other types and amounts of insurance as the Servicer shall deem reasonable.

                 (b) Any amounts collected by the Servicer under any insurance policies, other than the Contract of Insurance, shall be paid over or applied by the Servicer as follows:

                          (i) in the case of amounts received in respect of any Loan:

                                  (A) for the restoration or repair of the affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Loan, or, to the extent not so used,

                                  (B)      in reduction of the principal
                          balance of the related Loan, in which event such amounts shall be credited to the Servicing Record,

                 unless the related Loan documents require a different application, in which case such amounts shall be applied in the manner provided therein; and

                          (ii) subject to Section 6.12, in the case of amounts received in respect of any Foreclosed Property, for the restoration or repair of such Foreclosed Property, unless the Servicer determines, consistent with the servicing standards set forth in Section 6.02, that such restoration or repair is not in the best economic interest of the Trust, in which event such amounts shall be credited, as of the date of receipt, to the Servicing Record as an Obligor payment received from the operation of such Foreclosed Property.

         SECTION 6.15.    RELEASE OF FILES.

                 (a)      If with respect to any Loan:

                          (i) the outstanding principal balance of such Loan plus all interest accrued thereon and other amounts due thereunder shall have been paid;

                          (ii) the Servicer shall have received, in escrow, payment in full of such Loan in a manner customary for such purposes;

                          (iii)  such Loan has become a Defective Loan;

                          (iv) the related Foreclosed Property has been sold pursuant to Section 6.11;

                          (v) such Loan or the related Foreclosed Property has been sold in connection with the termination of the Trust; or

                          (vi) the FHA has paid a claim with respect to such Loan under the Contract of Insurance.

         In each case, the Servicer shall have delivered to the Trustee, the Certificate Insurer and the Master Servicer an Officer's Certificate, signed by a Servicing Officer, to the effect that the Servicer has complied with all of its obligations hereunder with respect to such Loan and requesting that the Trustee release to the Servicer the related File, then the Trustee shall, within three (3) Business Days or such shorter period as may be required by applicable law, release, or cause to be released, the related File (or, in the case of a foreclosed Loan, the portion thereof required to be returned to the related Obligor or delivered to any other Person) to the Servicer and shall request the Servicer to deliver for execution by the Trustee such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Loan in the Servicer or such other Person as may be specified in such certification, the forms of any such instrument to be appended to such certificate.

                 (b) From time to time and as necessary for the servicing or foreclosure of any Loan, the Servicer may request the release of a File by providing to the Trustee and the Master Servicer a written request of the Servicer, signed by a Servicing Officer and stating the reason for release of the related File (or any requested portion thereof) and the date by which the Servicer expects to return the related File (or any requested portion thereof), and upon receipt of such request and against a receipt for such File (or portion thereof) signed by a Servicing Officer, the Trustee shall release or cause to be released the related File (or any requested portion thereof) to the Servicer. Such receipt shall obligate the Servicer to return the File (or such portion thereof) to the Trustee when the need therefor by the Servicer no longer exists unless any of the conditions specified in subsection (a), above, is satisfied prior thereto. The Trustee shall provide a copy of such receipt to the Master Servicer.

                 (c) All documents and instruments held in the custody of the Servicer (as agent for the Trustee) shall be held by the Servicer for the benefit of, and as agent for, the Certificateholders, the Certificate Insurer and the Trustee as the owner thereof. It is intended that by the Servicer's agreement pursuant to this Section 6.15(c) the Trustee shall be deemed to have possession of the documents and instruments in the custody of the Servicer for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. The Servicer shall promptly report to the Master Servicer, the Trustee and the Certificate Insurer any failure by it to hold the documents and instruments as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. The Servicer agrees to indemnify the Master Servicer, the Certificateholders, the Certificate Insurer and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Master Servicer, the Certificateholders, the Certificate Insurer or the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments; provided, however, that the

         Servicer will not be liable (i) for any portion of any such amount resulting from the negligence or misconduct of the Master Servicer, any Certificateholder, the Certificate Insurer or the Trustee and (ii) for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Master Servicer, the Certificateholders, the Certificate Insurer or the Trustee. The Master Servicer and the Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         SECTION 6.16. CERTAIN TAX MATTERS. The Servicer shall provide the Master Servicer and the Trustee with such information from the Servicing Record as the Master Servicer or the Trustee shall reasonably request to prepare any tax returns, and any other federal, state or local tax or information returns or reports that are required to be so filed, or provided to certificateholders, by the Trust.

         SECTION 6.17. SEGREGATION OF LOANS; REPORTS. The Servicer shall segregate any documents related to the Loans in its possession from all other assets. Not later than 3:00 p.m. (Eastern time) on the Servicer Reporting Date following each Due Period, the Servicer shall submit to the Master Servicer and the Certificate Insurer a Servicer Certificate, substantially in the form attached hereto as Exhibit B, which shall include, without limitation, (i) an accounting report summarizing the activity in the Servicing Record with respect to payments collected, FHA Insurance premiums, and claims under the Contract of Insurance prepared and filed by the Servicer, (ii) default management reports summarizing the status of delinquent loans, loans in bankruptcy and loans in foreclosure including, without limitation, the Servicer's then current Annual Default Percentage (Three Month Average), Cumulative Default Percentage, 30+ Delinquency Percentage (Rolling Three Month) and 60+ Delinquency Percentage (Rolling Three Month), (iii) certification that all amounts required to be deposited to the Collection Account for the related Due Period were so deposited and that the amount of any such withdrawals from the Collection Account for such Due Period conform to the amounts of such required withdrawals as reported by the Servicer to the Master Servicer, or identifying the amount of any discrepancies, and (iv) a statement to the effect that the Loans are owned by the Trust, and shall provide from time to time as requested by the Master Servicer, such additional information as the Master Servicer may reasonably require.

         SECTION 6.18. LATE REPORT CHARGE. The Servicer hereby acknowledges that the Servicer Certificate required to be provided to the Master Servicer under Section 6.17 hereof must be delivered in a timely manner to enable the Master Servicer to meet its reporting obligations to the Trustee. The following charges will apply to all late Servicer Certificates and to all Servicer Certificates which are incomplete and adversely affect the ability of the Master Servicer to meet its reporting obligations:

         First occurrence:        No charge.

         Second occurrence:       $100 for each day (not to exceed $500) report
                                  is late or remains incomplete as described above.

         Third occurrence:        $250 for each day (not to exceed $1,250)
                                  report is late or remains incomplete as
                                  described above.

         Fourth occurrence:       $500 for each day (not to exceed $2,500)
                                  report is late or remains incomplete as
                                  described above.

         Fifth or more:           $500 for each day (not to exceed $2,500)
                                  report is late or remains incomplete as
                                  described above. Servicer may be subject to termination under Section 7.02 hereof.

The Master Servicer will notify the Servicer of the first occurrence and will provide reasonable assistance to the Servicer to remedy the situation. Following the first occurrence, the Master Servicer will notify the Servicer in writing of each subsequent occurrence. Payment of all charges as identified in the Master Servicer's notice to the Servicer is required to be made within ten days of billing by the Master Servicer. The Master Servicer, in its sole discretion, may waive any of the charges provided for in this Section 6.18.

                                  ARTICLE VII

                          TERMINATION AND LIABILITIES

         SECTION 7.01. VOLUNTARY TERMINATION. The Servicer shall not have the right to resign from the obligations and duties hereby imposed on it, unless it shall be prohibited by applicable law from performing such obligation and duties, in which case, the Servicer shall cooperate in the orderly transfer of servicing to the successor subservicer designated by the Master Servicer, and the Servicer shall continue to perform such duties as are not prohibited until such transfer is completed. Except as permitted by Section 2.02(n), or
Article IV, Servicer shall have no right or privilege to assign, subcontract or transfer its rights and duties under this Agreement. The Servicer may request a voluntary termination of this Agreement. Upon such request, the Servicer will use its best efforts to secure three bids from qualified subservicers and present the bids to the Master Servicer. Master Servicer and the Certificate Insurer shall consent to such voluntary termination if (a) one or more of such bids are reasonably acceptable to Master Servicer and the Certificate Insurer, or (b) the Master Servicer and the Certificate Insurer has consented to the substitution of a different substitute subservicer whose name has not been submitted by the Servicer, provided that, in either case, the successor servicer (a) is an Eligible Servicer, and (b) executes an agreement pursuant to which the successor subservicer accepts and assumes all of the Servicer's duties, liabilities and obligations hereunder from and after the date of such successor subservicer's acceptance and makes representations and warranties similar to those set forth in Section 2.02 hereof. A bid from a successor subservicer who does not meet the foregoing requirements shall not be deemed acceptable to the Master Servicer and the Certificate Insurer. Upon termination of the Servicer pursuant to this Section 7.01 and the completion of all of the Servicer's obligations under this Agreement, the Servicer shall be entitled to all amounts paid by the successor subservicer with respect to the transfer of the Servicer's duties, liabilities and obligations hereunder less any costs and expenses of the Trust, the Trustee or the Master Servicer incurred in connection with such transfer. The Servicer shall comply with
Section 7.03 hereof in the event of the consent of the Master Servicer and the Certificate Insurer to such voluntary termination.

         SECTION 7.02. INVOLUNTARY TERMINATION OF SERVICER. The Master Servicer or the Certificate Insurer (or, in the cases of Sections 7.02(k) and (1), the Trustee) may, by written notice, terminate all of the Servicer's rights pursuant to this Agreement with respect to all Loans upon the happening of any one or more of the following events:

                 (a) Failure of the Servicer to deposit to the Collection Account all moneys relating to the Loans received by the Servicer and required to be so deposited hereunder;

                 (b) Upon five Business Days of notice thereof, failure of the Servicer to make any Advance as required by this Agreement, failure of the Servicer to purchase any Loan as required pursuant to
         Article III or Section 6.10(b) or failure of Servicer to make any other advance of funds at the time and in the manner required by this Agreement;

                 (c) Any representation or warranty of the Servicer hereunder shall be determined to have been false in any material respect as of the time made;

                 (d) Failure of the Servicer duly to observe or perform in any material respect any of its other covenants or agreements contained in this Agreement that continues unremedied for a period of thirty (30) days after a written notice to the Servicer from the Master Servicer specifying such failure and requesting that it be remedied; provided, however, if such failure stated in the notice cannot be corrected within the applicable period, the Master Servicer, may consent, in its sole discretion, to a reasonable extension of time if corrective action is instituted by the Servicer within the applicable period and the Servicer diligently pursues it until fully corrected; provided further, that if the Master Servicer determines in the reasonable exercise of its discretion, that such failure cannot be corrected under any reasonable circumstances despite the Servicer's best efforts within such period, the Master Servicer, may immediately terminate the Servicer pursuant to this section;

                 (e) Issuance or entry of a decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting the Servicer or substantially all of its properties, or for the winding-up or liquidation of its affairs, if such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within sixty (60) days;

                 (f) Consent by the Servicer to the appointment of a conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting the Servicer or substantially all of its properties;

                 (g) Admission in writing by the Servicer of its inability to pay its debts generally as they mature, or the filing of a petition to take advantage of any applicable bankruptcy or insolvency statute or Debtor Relief Laws, the making of an assignment for the benefit of creditors, or the voluntary suspension of payment of its obligations;

                 (h) Loss, suspension, or termination of the Servicer's FHA Contract of Insurance or, as a result of any act or omission by Servicer the loss, suspension, or termination of the Contract of Insurance;

                 (i) Following instruction of the Claims Administrator, failure to file a claim with the FHA or take any other action required by Title I with respect to an FHA Loan within the time required by the FHA;

                 (j)      A claim is paid under the Policy;

                 (k)      Termination of the Pooling and Servicing Agreement;

                 (l) The Annual Default Percentage (Three Month Average) exceeds 6.5% or the 60+ Delinquency Percentage (Rolling Three Month) exceeds 6.0%;

                 (m) Failure of the Servicer for a period of more than thirty days to pay to the Master Servicer any late charges assessed pursuant to Section 6.18 hereof after written notice thereof to Servicer;

                 (n) Five occurrences of late or incomplete reporting, as described Section 6.18, by the Servicer in the Servicer Certificate required to be delivered to the Master Servicer under Section 6.17 hereof;

                 (o) The filing of any voluntary or involuntary petition in bankruptcy with respect to the corporate parent of the Servicer, which case is not dismissed within 60 days;

                 (p) The Tangible Net Worth of the Servicer is less than $8,000,000;

         then, and in each and every such case, the Master Servicer or the Certificate Insurer (or, in the case of Section 7.02(k), the Trustee) may, by notice in writing to the Servicer, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Loans and the proceeds thereof. On and after the receipt by the Servicer of such written notice, and the appointment of and acceptance of a successor subservicer, all authority, power, obligations and responsibilities of the Servicer with respect to the Loans shall pass to and be vested in and become the responsibilities and obligations of such successor subservicer. The Servicer agrees to cooperate with the successor subservicer in effecting the termination of the responsibilities and rights of the Servicer hereunder. The Servicer shall give written notice of the occurrence of any event in this Section 7.02 to the Master Servicer within five (5) days of the happening of such event.

         SECTION 7.03.    SERVICER'S DUTIES UPON TERMINATION; PAYMENT TO
SERVICER.

                 (a) From and after the receipt by the Servicer of such written notice of its termination from the Master Servicer or the Certificate Insurer pursuant to Section 7.02, or upon a termination pursuant to Section 7.01 hereof:

                          (i) The Servicer shall cooperate with the Master Servicer, the Certificate Insurer and the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder;

                          (ii) All authority and power of the Servicer under this Agreement shall pass to and be vested in the Master Servicer or its designee, and without limiting the generality of the foregoing, the Master Servicer or such designee shall be authorized and empowered to execute and deliver, on behalf and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts and things necessary or appropriate to effect the transfer and endorsement or assignment of the Loans and the Loan Files and related documents, or otherwise; and

                          (iii) The Servicer shall promptly (and in any event no later than ten Business Days subsequent to such notice) provide the Master Servicer, or its designee with all documents and records requested by it to enable it to assume the Servicer's functions hereunder, and cooperate with the Master Servicer or its designee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer or its designee for administration by it of all cash amounts which shall at the time be or should have been remitted pursuant to this Agreement or thereafter be received with respect to the Loans or any related property (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination).

                 (b) The Servicer agrees to indemnify and hold the Trust, the Trustee, the Certificate Insurer and the Master Servicer harmless from any and all loss, damage and expenses (including reasonable attorney's fees) that any of them may incur in connection with the Servicer's failure to perform in compliance with this Agreement.

                 (c) Notwithstanding anything to the contrary herein, the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the time that termination under Section 7.01 or Section 7.02 becomes effective, including the obligation to indemnify the Master Servicer pursuant to
         Section 11.12 hereof in connection with the servicing of the Loans under this Agreement prior to such termination. In addition, the Master Servicer may set off and deduct any amounts owed by the terminated Servicer from any amounts payable to the terminated Servicer. The terminated Servicer shall grant the Master Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

                 (d) The Servicer agrees to cooperate with any successor subservicer in effecting the transfer of the Servicer's subservicing responsibilities and rights hereunder, including, without limitation, the transfer to such successor subservicer of all relevant records and documents (including any Files in the possession of the Servicer and the Servicing Record) and all amounts credited to the Servicing Record or thereafter received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute, and deliver to the successor subservicer all Files and shall do or accomplish all other acts necessary or appropriate to effect such termination and transfer of subservicing responsibilities, including, without limitation, assisting in obtaining any necessary approval under Title I from the FHA.

         SECTION 7.04. AGREEMENT TO PAY ATTORNEYS' FEES. If it is determined in a judicial proceeding that any party to this Agreement has failed to perform under any provision of this Agreement, and if one or more of the other parties shall employ attorneys or incur other expenses to enforce the performance, or observance of the terms of this Agreement by the nonperforming party, or to perform such obligations itself or themselves, then such parties, to the extent permitted by Law, shall be reimbursed by the nonperforming party, on demand, for reasonable attorneys' fees and other out-of-pocket expenses.


                                  ARTICLE VIII

                               INSURANCE COVERAGE

         SECTION 8.01. FIDELITY BOND COVERAGE. At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement fidelity bond coverage with a responsible surety company with respect to all of Servicer's employees as may be necessary to protect the Trust, the Trustee, the Certificate Insurer and the Master Servicer against losses, including, without limitation, those arising from theft, embezzlement, fraud, or misplacement of funds, money, or documents. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be satisfactory to the Certificate Insurer and in compliance with applicable regulations of HUD and FHA. The Servicer shall provide to the Master Servicer upon request written evidence of such insurance coverage. Servicer agrees to notify the Master Servicer and the Certificate Insurer in writing within five
(5) days of the cancellation or termination of any such coverage. Servicer further agrees to notify the Master Servicer and the Certificate Insurer in writing within five (5) days of filing a claim under such coverage and to assign to the Master Servicer for the benefit of the Trustee and the Trust the proceeds of such coverage allocable to losses suffered with respect to the property of the Trust.

         SECTION 8.02. ERRORS AND OMISSIONS INSURANCE. At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be satisfactory to the Certificate Insurer and in compliance with applicable regulations of HUD and FHA. Servicer agrees to notify the Master Servicer and the Certificate Insurer in writing within five (5) days of the cancellation or termination of any such errors and omissions insurance coverage. The Servicer shall provide to the Master Servicer and the Certificate Insurer upon request written evidence of such insurance coverage.

         SECTION 8.03. LIABILITY INSURANCE. At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement such comprehensive general liability, automobile liability, workers' compensation and other insurance as may be necessary to protect the interests of Servicer, the Trust, the Trustee, the Certificate Insurer and the Master Servicer in connection with the performance of this Agreement, and which, with respect to property acquired by the Servicer upon foreclosure of a Loan, shall provide for comprehensive general liability coverage in such amount and on such terms as may be required by HUD or FHA. The Servicer shall provide to the Master Servicer and the Certificate Insurer upon request written evidence of such insurance coverage. Servicer agrees to notify the Master Servicer and the Certificate Insurer in writing within five (5) days of the cancellation or termination of any such coverage.


                                   ARTICLE IX

                                NOTICE OF CLAIMS

         SECTION 9.01. NOTICE OF CLAIMS. Servicer shall promptly notify the Master Servicer and the Certificate Insurer in writing of any and all litigation and claims made or threatened against the Trust, the Trustee, the Certificate Insurer, the Master Servicer or Servicer in connection with this Agreement of which the Servicer becomes aware other than those relating solely to the foreclosure of prior liens on Property. Likewise, each of the Master Servicer and the Trustee agrees to notify the Servicer promptly in writing of any and all litigation and claims made or threatened against the Trust, the Trustee, the Certificate Insurer, the Master Servicer or Servicer in connection with this Agreement of which such party becomes aware other than those relating solely to the foreclosure of prior liens on Property.



         SECTION 9.02. USE OF COUNSEL. To the extent that legal counsel may be required in connection with a claim made against Master Servicer, the Certificate Insurer or the Trustee related to Servicer's or the Certificate Insurer's performance of its duties under this Agreement, Servicer shall, at Master Servicer's direction, use counsel selected, retained and paid directly by Master Servicer, the Certificate Insurer or the Trustee ("Master Servicer Counsel") in connection with all matters requiring legal counsel, and Servicer shall cooperate with Master Servicer, the Certificate Insurer the Trustee and Master Servicer Counsel in connection with such matters and shall do everything reasonably requested of it in connection with such matters. Servicer's failure to use such Master Servicer Counsel or approved counsel or to cooperate as required in this
Section 9.02 shall constitute a material breach of this Agreement. The requirements of this Section 9.02 shall not apply to Servicer's retention, use and payment of its own counsel to advise it with respect to its rights under this Agreement or claims made against Servicer that are not also against any of the Master Servicer, the Certificate Insurer or the Trustee.


                                   ARTICLE X

                                   [RESERVED]

         ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, or altered only with written consent of the Trust, the Trustee, the Master Servicer, the Certificate Insurer (unless a Certificate Insurer Default exists) and the Servicer by an instrument in writing that specifically refers to this Agreement and that is executed by all parties adversely affected by such amendment, change, modification or alteration. Notwithstanding the foregoing, the Servicer agrees to comply with all applicable FHA requirements.

         SECTION 11.02. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.03. NOTICES. All demands, notices, certificates or other communications hereunder shall be in writing (unless otherwise specified) and shall be deemed given when personally delivered or four (4) Business Days after mailing by United States Postal Service Second Day Priority Mail, postage prepaid, return receipt requested, addressed to the appropriate Notice Address.

         SECTION 11.04. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Such invalid or unenforceable provision shall be amended, if possible, in accordance with Section 11.01 hereof in order to accomplish the purposes of this Agreement.

         SECTION 11.05. TERM OF AGREEMENT. With respect to each Loan, the term of this Agreement shall end upon the earlier to occur of (i) termination of all of Servicer's rights pursuant to this Agreement with respect to all Loans as provided in Section 7.01 or 7.02, or (ii) as provided in Section 6.15.

         SECTION 11.06. LIMITATION OF LIABILITY OF PARTIES. Each party to this Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

         SECTION 11.07. LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF A PARTY. No director, officer, employee or agent of any party to this Agreement shall be individually liable to any other party for taking of any action or for refraining to take any action in good faith pursuant to this Agreement or for errors in judgment. In addition, in the event any party to this Agreement is entitled to indemnification hereunder, the officers, directors, employees, and agents of such party shall also be entitled to indemnification hereunder to the same extent and under the same circumstances as such party.

         SECTION 11.08.   SURVIVAL OF OBLIGATIONS AND COVENANTS.
Notwithstanding anything to the contrary herein, neither the expiration of this Agreement nor the termination or resignation of Servicer under this Agreement shall affect any obligations of Servicer under Article III or Section 6.10(b) hereof. The representations, warranties and covenants of Servicer under Sections 2.02, 3.01, 7.04 and 11.12 hereof shall survive the assignments contemplated in Article IV and shall be continuing without regard to any termination of Servicer hereunder.

         SECTION 11.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, provided, however, that all such counterparts shall together constitute one and the same Agreement.

         SECTION 11.10. FORMS AND REPORTS. All forms or reports required by this Agreement will be prescribed by the Master Servicer from time to time and may be amended, supplemented, or replaced as the Master Servicer shall deem appropriate.

         SECTION 11.11. INDEMNIFICATION. The Servicer agrees to, and does hereby indemnify and hold harmless the Trust, the Trustee, the Certificate Insurer and the Master Servicer and their respective directors, officers, employees, and agents, and their successors and assigns against, and shall reimburse the Trust, the Trustee, the Certificate Insurer and the Master Servicer, as applicable, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of such indemnified parties, in any way related to, or arising out of, this Agreement or any of the transactions contemplated herein, to the extent that any of the same results from or arises out of any material breach of any representation or warranty made by the Servicer in this Agreement or from any material breach by the Servicer of any covenant or obligation of the Servicer under this Agreement or any schedule, written statement, document or certificate furnished by Servicer pursuant to this Agreement; provided, however, that no such party shall be entitled to indemnification hereunder for any loss attributable solely to such party's own gross negligence or willful misconduct. The indemnities contained in this
Section 11.12 shall survive the termination of this Agreement. The indemnity obligations set forth in this Section 11.12 shall be in addition to (but not exclusive of) any other remedies set forth in this Agreement, but in no event shall this indemnity or any other remedy to which a party may be entitled provide recovery for amounts already recovered under any other provision of this Agreement or any other agreement or from any other source.

         The Servicer may rely on the written instructions and directions of the Master Servicer pursuant to the terms of this Agreement and shall not be liable to the Trust, the Trustee or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to such instructions and directions; provided, however, that this provision shall not protect the Servicer against any material breach of any representation or warranty made herein or material failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability that would otherwise be imposed by reason of any material breach of the terms and conditions of this Agreement.

         The Master Servicer agrees to, and does hereby indemnify and hold the Servicer harmless against, and shall reimburse the Servicer for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Servicer with respect to any action taken or not taken in good faith pursuant to the instructions and directions of the Master Servicer as provided herein.

         SECTION 11.12. RECITALS AND HEADINGS. The terms and phrases used in the recitals of this Agreement have been included for convenience of reference only and the meaning, construction, and interpretation of such words and phrases for purposes of this

Agreement shall be determined by reference to Section 1.01 hereof. The table of contents, titles and headings of the articles and sections of this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof and shall not be considered or given any effect in construing this Agreement or any provision hereof in ascertaining intent, if any questions of intent should arise.

         SECTION 11.13. RELATIONSHIP OF THE PARTIES. In performing its duties and obligations hereunder, Servicer shall be an independent contractor with, and not an agent of, the Trust, the Trustee or the Master Servicer. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the Trust, the Trustee or the Master Servicer and the Servicer.

         SECTION 11.14. THIRD PARTY BENEFICIARY. The parties acknowledge and agree that the Certificate Insurer is an intended third party beneficiary of this Agreement and is entitled to enforce the terms and provisions of this Agreement against the parties hereto. The parties further agree that the Certificate Insurer is the only intended third party beneficiary of this Agreement and that no Person other than a party to this Agreement or the Certificate Insurer shall be entitled to enforce any of the provisions of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Servicer, the Master Servicer, the Trust, and the Trustee have caused their names to be signed hereto by their respective officers duly authorized as of the date and year first above written.

                                 MASTER SERVICER:

                                 NORWEST BANK MINNESOTA, N.A.


                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                 SERVICER:

                                 MEGO MORTGAGE CORPORATION


                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


                                 TRUSTEE:

                                 FIRST TRUST OF NEW YORK,
                                   NATIONAL ASSOCIATION


                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


                                 TRUST:

                                 MEGO MORTGAGE FHA TITLE I LOAN
                                   TRUST 1996-1

                                 By:   FIRST TRUST OF NEW YORK,
                                         NATIONAL ASSOCIATION,
                                       as Trustee

                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                   EXHIBIT A


                              DESIGNATED SERVICERS


1.       Preferred Equities Corporation

                                   EXHIBIT B

                            FORM OF SERVICER REPORT

                              SERVICER CERTIFICATE
                  MEGO MORTGAGE FHA TITLE I LOAN TRUST 1996-1

DUE PERIOD:

DISTRIBUTION AMOUNT:

Payments Received On Loans:

  Interest:

    Ending Aggregate Principal Balance
      of Mortgages as of the preceding
      Monthly Cutoff at                                                                       ____________
    Less: Total Amount of Defaulted Loans:                                                    ____________
    Adjusted Beginning Aggregate Principal Balance:                                           ____________
    Net Weighted Average Interest Rate:                                                       ____________
    Number of Days:                                                                           ____________
    Net Scheduled Interest (Less interest collected on defaulted
      loans):                                                       ____________
    Actual Interest Collected:                                                                ____________
                                                                                              ____________
    Interest Advanced - Regular Payments:                                                     ____________
    Interest Advanced - Paid in Fulls:                                                        ____________

  Principal:

    Regular Installments:                                           ____________
      Adjustments to Regular Installments:                          ____________
        Total Regular Installments:                                                           ____________
    Curtailments:                                                   ____________
      Adjustments to Curtailments:                                  ____________
        Total Curtailments:                                                                   ____________
    Paid in Fulls:                                                  ____________
      Adjustments to Pain in Fulls:                                 ____________
        Total Paid in Fulls:                                                                  ____________
    Foreclosures/Other:        Default Principal Activity                                     ____________
    Total Principal Collections:                                                              ____________

Loans Purchased By Servicer
as of the Monthly Cutoff:

    100% of the Principal Balance
      of Loans with Rejected Claims:                                                          ____________
    Unpaid accrued interest for such
      Loans with Rejected Claims:                                                             ____________

TOTAL DISTRIBUTION AMOUNT:                                                                    ____________

DEFAULTED LOANS:

Total amount of Defaulted Loans (Cumulative):                                                 ____________
                                                                                               (a+b+c+d)
  Loans w/Claims Submitted:                                         $__________(a)

  Loans in Foreclosure:                                             $__________(b)

  Loans 150 Days+ (5 Payments) Past Due:                            $__________(c)

  Other:                                                            $__________(d)

Total amount of Loans which
became Defaulted Loans during
the prior Due Period (Current):                                                               $___________

Cumulative Default Percentage                                                                 ____________
    Cumulative Defaulted Loans                                      ___________(a)                 a/b
    Initial Principal Balance                                       ___________(b)

Annual Default Percentage:                                                                    ___________%

Credit Support Multiple Defaulted
Loans (principal balance):                                                                    $__________

Collections Received on Defaulted Loans:                                                      $___________
                                                                                               (a+b+c+d+e)
  Interest Received:                                                $__________(a)

  Principal Received:                                               $__________(b)

  Claim Funds:                                                      $__________(c)

  Foreclosure Funds:                                                $__________(d)

  Other:                                                            $__________(e)

  Remaining defaulted loan balance reflecting all
  collections received (losses)                                     $__________

  Total loans to be foreclosed      #______________________________________
  (see attached)

DELINQUENCY INFORMATION:

    Annual Default Percentage: (Three Month Average)                                          ____________
                                                                                                (m/aa)*12
      Defaulted Loans:                                              $__________(a)
      Defaulted Loans:                                              $__________(b)
      Defaulted Loans:                                              $__________(c)
      Defaulted Loans:                                              $__________(d)
      Defaulted Loans:                                              $__________(e)
      Defaulted Loans:                                              $__________(f)
      Defaulted Loans:                                              $__________(g)
      Defaulted Loans:                                              $__________(h)
      Defaulted Loans:                                              $__________(i)
      Defaulted Loans:                                              $__________(j)
      Defaulted Loans:                                              $__________(k)
      Defaulted Loans:                                              $__________(l)
      Total Average Defaulted Loans:                                $__________(m)            (a+b...+k+l)/12

      Aggregate UPB:                                                $__________(n)
      Aggregate UPB:                                                $__________(o)
      Aggregate UPB:                                                $__________(p)
      Aggregate UPB:                                                $__________(q)
      Aggregate UPB:                                                $__________(r)
      Aggregate UPB:                                                $__________(s)
      Aggregate UPB:                                                $__________(t)
      Aggregate UPB:                                                $__________(u)
      Aggregate UPB:                                                $__________(v)
      Aggregate UPB:                                                $__________(w)
      Aggregate UPB:                                                $__________(x)
      Aggregate UPB:                                                $__________(y)
      Aggregate UPB:                                                $__________(z)
      Average UPB:                                                 (n+o...+y+z)/12


30 Day + Delinquency Percentage (Rolling Three Month):                                        ____________
                                                                                                  (a/b)
  All loans 30+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  30 Day Delinquent Loans:                                          $__________(a)

  Aggregate UPB:                                                    $__________(b)

60 Day + Delinquency Percentage (Rolling Three Month):                                          _______________
                                                                    (c+f+i+l+o+r)/6

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (a)
  Ending Aggregate UPB                                              $__________ (b)
  Delinquency Percentage                                            ___________ (c)   (a/b)

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (d)
  Ending Aggregate UPB                                              $__________ (e)
  Delinquency Percentage                                            ___________ (f)   (d/e)

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (g)
  Ending Aggregate UPB                                              $__________ (h)
  Delinquency Percentage                                            ___________ (i)   (g/h)

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (j)
  Ending Aggregate UPB                                              $__________ (k)
  Delinquency Percentage                                            ___________ (l)   (j/k)

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (m)
  Ending Aggregate UPB                                              $__________ (n)
  Delinquency Percentage                                            ___________ (o)   (m/n)

  Period:
  All loans 60+ Days Delinquent:                                    $__________
  Less:
  Defaulted Loans Included:                                         $__________
  60 Day Delinquent Loans:                                          $__________ (p)
  Ending Aggregate UPB                                              $__________ (q)
  Delinquency Percentage                                            ___________ (r)   (p/q)

MODIFICATIONS:

  Modifications Approved for
  the subject Due Period:                                           #__________               $__________

  Percentage of Aggregate UPB
  at the time of the modifications                                  ___________               $__________

  Cumulative Modifications
  Approved for the Last
  Twelve (12) Due Periods:                                          #__________               $__________

  Aggregate UPB and Number of
  Loans as of First of Such
  Due Periods:  Does not include loans
    securitized after initial securitization                        #__________               $__________
  Percentage of Aggregate UPB
  as of the above Due Period:                                       ___________               ___________

FHA INSURANCE INFORMATION:

  FHA Claims Pending (Beginning of Month):                          #__________               $__________
  FHA Claims Filed in Due Period:                                   #__________               $__________
  FHA Claims Paid in Due Period:                                    #__________               $__________
  Aggregate FHA Claims Paid (End of Month):                         #__________               $__________
  Aggregate FHA Claims Pending (End of Month):                      #__________               $__________


FHA PREMIUM CALCULATION:

Choose the Applicable Option:

1) Total Premiums Due Invoiced Loans:                               $__________

   1a) Shortfall in the FHA Premium Account Deposit in respect to Invoiced Loans:

        Delinquent Invoiced Loans:                                  $__________

2) Aggregate UPB other than FHA Invoiced
   Loans (FHA Premium "Stripped"
   from Interest):                                                  $__________
   (.75%/12)                                                        X__________
                                                                    $__________

Total FHA Premiums Collected:                                                                 ____________

Payments Due to H.U.D.:                                                                       ____________

ADVANCES:

Advances made by Servicer with respect to this Reporting Period:

      Foreclosure Advanced:                                         $__________
      Interest Advances:                                            $__________

      Total Advances This Period                                                              $__________

Cumulative Advances made by Servicer:

      Foreclosure Advances:                                         $__________
      Interest Advances:                                            $__________

      Total Advances:                                                                         $__________

ADVANCES SERVICER ENTITLED TO REIMBURSEMENT:

      Foreclosure Advances:                                         $__________
      Interest Advances:                                            $__________

      Total Advances                                                                          $__________

OTHER:

      Unpaid Principal Balance - Current Loans:                                               $__________


All information included in this Certificate is based on the detailed accounting and servicing reports provided to the Master Servicer.
Additionally, all loans have been serviced and accounted for in accordance with the applicable requirements of the Servicing Agreement.


                                       Date:
                                            ------------------------------

Certified By:             Signature:
                                     -------------------------------------
                          Typed Name:
                                     -------------------------------------
                          Title:
                                     -------------------------------------

THIS SERVICER CERTIFICATE TO BE SUPPORTED BY DETAILED ACCOUNTING AND SERVICING REPORTS AS REQUESTED BY THE MASTER SERVICER.

                                   EXHIBIT C


                                 LOAN SCHEDULE



                                    Attached